SCHEDULE 14A
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INFORMATION REQUIRED IN PROXY STATEMENT
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DIALYSIS CORPORATION OF AMERICA
.............................................................................
(Name of Registrant as Specified in Its Charter)
.............................................................................
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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DIALYSIS CORPORATION OF AMERICA
1302 Concourse Drive, Suite 204
Linthicum, Maryland 21090

April 26, 2006

Dear Dialysis Corporation of America Shareholder:

You are invited to attend the annual meeting of shareholders of Dialysis Corporation of America, referred to as DCA, to be held on Thursday, June 8, 2006, at the Company’s New Jersey offices, 777 Terrace Avenue, 5th Floor, Hasbrouck Heights, New Jersey 07604, at 10:00 a.m. local time. The meeting relates to (i) the election of five members to the board of directors, (ii) an amendment to our 1999 Stock Option Plan to provide for stock awards, and (iii) ratification of the appointment of our independent auditors for the 2006 fiscal year.

This document, which is called a proxy statement, includes a Notice of Annual Meeting of Shareholders. The proxy statement describes the business that we will conduct at the annual meeting and provides information about DCA, its management and its board of directors.  We have also enclosed our 2005 Annual Report on Form 10-K for your review, which contains detailed information relating to our company, operations and financial performance.

In addition to the formal items of business, at the annual meeting, management of DCA will (i) review the major developments of 2005, (ii) discuss the business strategy of DCA and (iii) answer your questions. Shareholders who attend the annual meeting will have the opportunity to address the meeting.

We look forward to your attendance at the annual meeting and thank you for your continued support.

Stephen W. Everett
President and CEO

DIALYSIS CORPORATION OF AMERICA
1302 Concourse Drive, Suite 204
Linthicum, Maryland 21090
__________

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
__________

Date: Thursday, June 8, 2006

Time: 10:00 a.m. (local time)

Place: Dialysis Corporation of America
777 Terrace Avenue
5th Floor
Hasbrouck Heights, New Jersey 07604

Dear Shareholder:

You are cordially invited to attend the 2006 annual meeting of shareholders of Dialysis Corporation of America, hereinafter referred to as “DCA” or the “Company,” which is being held for the following purposes:

1.	To elect five members to the board of directors to serve until the next annual meeting of shareholders of DCA;

2.	To consider and vote upon a proposal to amend the Company’s 1999 Stock Option Plan (the “Plan”) to provide for the granting of stock awards;

3.	To ratify the appointment of Moore Stephens, P.C. as independent auditors of DCA for the 2006 fiscal year; and

4.	To transact any other business that properly comes before the DCA annual meeting of shareholders or any adjournment or postponement of the DCA annual meeting.

The following proxy statement, which describes the business to be conducted at the annual meeting of shareholders, and the accompanying proxy card, are being furnished to the shareholders of DCA in connection with the solicitation by the board of directors of DCA of proxies to be voted at the annual meeting of shareholders.

Only DCA shareholders of record at the close of business on April 21, 2006, the record date for the meeting, are entitled to notice of and to vote at the annual meeting or any adjournment thereof.

Whether or not you plan to attend the annual meeting, it is important that your shares be represented and voted. After reading this Notice of Annual Meeting and the enclosed proxy statement, please complete, date and sign the enclosed form of proxy and promptly return it in the enclosed postage paid return envelope in order to ensure that your shares will be represented at the annual meeting. If your DCA shares are registered in your name, you may also vote by the Internet by going to our transfer agent’s website, www.continentalstock.com, shown on the proxy card, and following the instructions, or vote by telephone by calling the toll free number shown on your proxy card, 866-894-0537.   Shareholders whose DCA ahares are held in "street name" may also vote by the Internet or by the telephone by referring to the voting instructions provided by their brokerage firm, bank or other nominee.  If you are outside the continental United States, you may only vote by the Internet or by mail. See “Information About the Annual Meeting and Voting - Q: How do I vote by the Internet or by telephone?” and the instructions on your proxy card.

By order of the Board of Directors

Lawrence E. Jaffe
Counsel and Corporate Secretary

April 26, 2006

DIALYSIS CORPORATION OF AMERICA

PROXY STATEMENT
FOR
ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON JUNE 8, 2006

INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Q: Why did you send me a proxy?
A:	Management of DCA is asking you to vote at the 2006 annual meeting. This proxy statement summarizes the information you need to know to vote intelligently.

Q: Must I attend the meeting?
A:
No. You are invited and welcome to attend the annual meeting, but instead of attending you may participate and vote by completing, signing and returning the enclosed proxy card, or vote by the Internet or by telephone. See this Q & A section below under “How do I vote by the Internet or by telephone?” and the instructions on your proxy card.

Q: Who is entitled to vote?
A:
Shareholders who owned DCA common stock at the close of business on April 21, 2006, the record date. On or about May 1, 2006, we intend to send this proxy statement, the attached Notice of Annual Meeting, the enclosed proxy card, postage prepaid return envelope, and our Annual Report on Form 10-K for the year ended December 31, 2005, which includes financial statements, to all of our shareholders entitled to vote.

Q: How many votes do I have?
A:	Each share of common stock is entitled to one vote. The proxy card indicates the number of shares of common stock that you own.

Q: What am I voting on?
A:
Three matters: 1) election of five directors, Thomas K. Langbein, Stephen W. Everett, Robert W. Trause, Alexander Bienenstock and Peter D. Fischbein; 2) an amendment to DCA’s 1999 Stock Option Plan to provide for the granting of stock awards; and 3) ratification of our appointment of Moore Stephens, P.C. as our independent auditors for 2006.

Q: How do I vote?
A:
You may vote by proxy, by the Internet, by telephone, or in person by attending the annual meeting. Voting instructions are included on your proxy card. If you submit a properly executed proxy to us in time to vote, the individuals named as your proxy will vote your shares as you have directed.

If any other matters are properly presented at the annual meeting, including consideration of a motion to adjourn the meeting to another time or place for the purpose of soliciting additional proxies, the persons named in the enclosed proxy card will have discretion to vote on those matters in accordance with their best judgment. We are not aware of any matters which will be presented at the annual meeting other than the three proposals.

Q How do I vote by proxy?
A:	Complete, sign and date the enclosed proxy card and return it promptly in the prepaid postage envelope provided. Returning the proxy card will not affect your right to attend the annual meeting.

Q: May I revoke my proxy?
A:	Yes. You may revoke your proxy at any time before it is voted. There are four ways you may revoke your proxy:
1. by sending in another proxy card with a later date;
2. by written notification to Lawrence E. Jaffe, our corporate Secretary, before the annual meeting;
3. by voting in person at the annual meeting; or
4. by giving notice of revocation at the annual meeting.

Q: How do I vote by the Internet or by telephone?
A:
If your shares are registered in your name with our transfer agent, Continental Stock Transfer & Trust Company, you may vote via the Internet by going to Continental’s website, www.continentalstock.com, shown on your proxy card, and following the instructions. You may also vote by telephone by calling the toll free number 866-894-0537 shown on your proxy card. If you are outside of the continental United States, you may only vote by the Internet or by mail. Please follow the instructions on your proxy card and voice prompts on the telephone.

If your shares are held in “street name,” meaning they are registered through or in the name of a brokerage firm, bank or other nominee (see this Q & A section below for an explanation of shares held in “street name”), you may still be able to vote via the Internet or by telephone if your broker, bank or nominee participates in a program provided through ADP Investor Communication Services that offers telephone and Internet voting options. This program is different than the program provided by Continental Stock Transfer & Trust for shares registered in the name of the shareholder. If your shares are held in an account at a brokerage firm, bank or other nominee participating in the ADP program, you may vote those shares telephonically by calling the telephone number referenced on the voting form you have received from your brokerage firm, bank or other nominee, or via the Internet in accordance with instructions on your voting form received from your brokerage firm, bank or other nominee. Votes submitted via the Internet through the ADP program must be received by 7:00 p.m. local time on June 7, 2006. The giving of such proxy will not affect your right to vote in person should you decide to attend the annual meeting.

The telephone and Internet voting procedures are designed to authenticate shareholders’ identities, to allow shareholders to give their voting instructions and to confirm that shareholders’ instructions have been recorded properly. Shareholders voting via the Internet through either Continental Stock Transfer & Trust Company or ADP Investor Communication Services should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, that must be borne by the shareholder.

Q: How do I vote in person?
A:
By attending the annual meeting. At that time you will be given a ballot and you may vote your shares. If your shares of DCA common stock are held in the name of a broker, bank or other nominee, you must bring an account statement or letter from the nominee showing you were the beneficial owner of the shares on April 21, 2006, the record date, in order to gain admittance to the meeting.

Q: What does it mean if I receive more than one proxy card?
A:
Your shares of DCA common stock are probably registered in more than one name or account. You should complete, sign, date and return all your proxy cards to make sure all your shares are voted. It would be appreciated if you would contact our transfer agent, Continental Stock Transfer & Trust Company, 17 Battery Place, New York, New York 10004 (Attention: Proxy Department) and tell them to put all your accounts registered in the same name at the same address.

Q: How does discretionary authority apply?
A:
If you properly fill in your proxy card and send it to us in time, your “proxy” (one of the individuals named on your proxy card) will vote your shares as you have directed. If you sign and return your proxy card but do not make any specific choices, your proxy will vote your shares as recommended by the board as follows:

•	“FOR” the election of Thomas K. Langbein, Stephen W. Everett, Robert W. Trause, Alexander Bienenstock and Peter D. Fischbein as the Company’s five directors;
•	“FOR” the proposal to amend the 1999 Stock Option Plan to provide for the granting of stock awards; and
•	“FOR” ratification of the appointment of Moore Stephens, P.C. as the Company’s independent auditors for 2006
If any other matter is properly presented at the annual meeting, which is not presently contemplated, your proxy will vote in accordance with his best judgment.

Q: Is my vote confidential?
A:	Yes. Only the inspectors of election and other employees of the Company assisting in tallying the vote will have access to your vote and comments.

Q: Who counts the votes?
A:	We appoint two persons to act as inspectors of election, who each take an oath to accept that responsibility and certify the vote to the board.

Q: What does a quorum mean?
A:
A quorum means a majority of the outstanding shares. The annual meeting may only proceed if a quorum is present at the meeting. A majority of the outstanding shares may be present at the meeting in person or by proxy. At April 21, 2006, the record date, there were 9,510,846 shares of DCA common stock outstanding. Abstentions, broker non-votes and votes withheld from director nominees, if any, will count for quorum purposes. If you submit a properly executed proxy card, even if you abstain from voting, your shares will be considered part of the quorum. A broker “non-vote” occurs when a broker or other shareholder nominee does not vote on a particular proposal because the broker does not have discretionary voting authority for that proposal and has not received instructions from the beneficial owner of the shares. A shareholder list will be available at the meeting and for 10 days prior to the meeting for your review at our New Jersey offices, 777 Terrace Avenue, 5th Floor, Hasbrouck Heights, New Jersey 07604.

Q: How much common stock do officers and directors own?
A:
Approximately 24.6% (approximately 24.8% including beneficial ownership of common stock issuable upon exercise of their options) of our issued and outstanding common stock as of the record date. See “Beneficial Ownership of the Company’s Securities” below.

Q: How many votes are required to pass each proposal?
A:
Assuming a quorum is present, nominees for election as a director, Proposal No. 1, are elected by a plurality of the votes cast by the shares entitled to vote in the election at the meeting. Proposal No. 2: Amendment to the 1999 Stock Option Plan of DCA, and Proposal No. 3: Ratification of the Appointment of the Independent Auditors, will be approved if the votes cast at the meeting favoring the amendment to the Plan and favoring the ratification of appointment of the independent auditors exceed the votes cast opposing each proposal. Any other matter will be approved if the votes cast at the meeting favoring the matter exceed the votes cast opposing the matter. Under Florida corporate law, abstentions and broker non-votes are treated as shares of common stock that are present and entitled to vote for purposes of determining the presence of a quorum. However, since abstentions and broker non-votes are not considered votes “cast” on a proposal and are not considered votes opposing the election of a director or other actions, abstentions and broker non-votes will have no effect on the election of directors, the amendment to the 1999 Stock Option Plan, or the ratification of the appointment of our independent registered public accounting firm.

Q: Who are the largest principal shareholders?
A:
As of the record date, Thomas K. Langbein: 1,475,411 shares (approximately 15.5%), and Stephen W. Everett: 354,729 shares (approximately 3.7%). Mr. Langbein is Chairman of the Board of DCA and Mr. Everett is President and CEO and a director of DCA. See “Information About Directors and Executive Officers” and “Beneficial Ownership of the Company’s Securities” below.

Q:	If my stock is held in “street name” by my broker, will my broker vote my DCA common stock for me?
A:
Persons who own stock through brokerage firms, banks, trustees, plans or other nominees, commonly referred to as shares held in “street name,” and not directly through ownership of stock certificates, are considered “beneficial owners.” If your shares are held in the name of a broker, bank or other holder of record, you will be provided voting instructions. Your broker may, but is not required to vote your DCA shares of common stock for election of directors, without your instructions. Your broker will only vote your DCA shares with respect to (i) the amendment to our 1999 Stock Option Plan to provide for granting of stock awards, and (ii) the ratification of the appointment of Moore Stephens, P.C. as our independent auditors for 2006, if you provide instructions on how to vote on each of those proposals. You should immediately instruct your broker as to how you wish to vote on all proposals and to execute and return the proxy. Follow the directions provided by your broker, bank or other record owner regarding how to vote your DCA shares.

Q: Who solicits the proxies and what are the costs?
A:
Our board of directors is soliciting these proxies. In addition to the use of the mails, officers, directors or employees of the Company, who will receive no additional compensation for doing so, may solicit proxies by telephone or personal interview.

We have asked banks, brokers and other institutions, nominees and fiduciaries to forward the proxy material to their principals and to obtain authority to execute proxies. We will reimburse them for their reasonable expenses. DCA will pay all expenses of soliciting the proxies, including printing, envelopes, mailing and similar out-of-pocket expenses.

Q: Who is eligible to submit a proposal?
A:
To be eligible, you must have continuously held at least $2,000 in market value, or 1%, of our common stock for at least one year by the date you submit the proposal. You must continue to hold your shares through the date of the meeting. Either you, or your representative who is qualified under state law to present the proposal on your behalf, must attend the meeting to present the proposal.

Q: How do I demonstrate to DCA that I am an eligible shareholder for submitting a proposal?
A:	If your shares are registered in your name, you are the record holder and we can verify your eligibility on our own.

If a nominee, fiduciary, bank, broker or other custodian holds your shares of DCA common stock in its name on your behalf, you may establish your eligibility in two ways:

1.
written verification from such custodian or nominee that you continuously held your DCA shares for one year at the time you submitted your proposal; you also have to submit to us your written statement that you intend to continue to hold your DCA common stock through the date of the shareholder meeting; or

2.
submit to us any required filings of share ownership of DCA that you filed with the SEC, and your written statement that you continuously held the required number of shares of DCA common stock for the one-year period and your intention to continuously hold your shares through the date of our meeting.

Q: How many proposals may I make?
A:	One proposal for a particular shareholder meeting.

Q: When are the year 2007 shareholder proposals due?
A:	Under Rule 14a-8 of Regulation 14A of the proxy rules under the Securities Exchange Act of 1934 (the “Exchange Act”), shareholders may present proposals for inclusion in the Company’s proxy statement and for consideration at the next annual meeting of shareholders by submitting such proposals to the Company in a timely manner. Management anticipates that our 2007 annual meeting of shareholders will be held in early June, 2007. Any shareholder who wishes to submit a proposal for action to be included in the proxy statement and form of proxy relating to the Company’s 2007 annual meeting must submit the proposal on or before December 7, 2006. Any such proposal should provide the reason for it, the text of any resolution, and must meet all the requirements of the Exchange Act and the rules thereunder to be eligible for inclusion in the Company’s 2007 proxy statement. Any such proposal should be timely sent to our corporate Secretary, Lawrence E. Jaffe, Esq., Jaffe & Falk, LLC, 777 Terrace Avenue, Hasbrouck Heights, NJ 07604.

Please see the section below entitled “Information About Directors and Executive Officers - Other Nominees” for the specific method and timing for a shareholder to submit the nomination of a person to a directorship position.

Q. What do I need to do now?
A.	Please vote your shares as soon as possible, so that your shares may be represented at the annual meeting. Failure to obtain a quorum will impose an additional expense to DCA to resolicit proxies.

Q. Where shall I call if I have questions?
A.	If you have any questions about any of the proposals, you may communicate with Stephen W. Everett, President and CEO of DCA.

Address:	Dialysis Corporation of America
1302 Concourse Drive, Suite 204
Linthicum, Maryland 21090
Telephone:	(410) 694-0500
Fax:	(410) 694-0596
Email:	severett@dialysiscorporation.com

Q. Where can I find more information about the Company?
A.
See “Other Matters - Available Information” at the end of this proxy statement. We would appreciate your providing us with your email address, so we can more efficiently communicate with you. We will only use your email address for communications from DCA to you, and will not provide your email address to any other person, other than as necessary for us to communicate with you. See your proxy card for email address information.

PROPOSAL NO. 1: ELECTION OF DIRECTORS

At the annual meeting, holders of DCA common stock will be asked to elect the following nominees to the board of directors of DCA for a one year term:

Name	Age	Current Position	Held Since

Thomas K. Langbein	60	Chairman of the Board	1980

Stephen W. Everett	49	CEO	2003
		President and director	2000

Robert W. Trause(1)	63	Director	1998

Alexander Bienenstock(1)	68	Director	2001

Peter D. Fischbein(1)	66	Director	2004

_______________

(1) Member of the Audit, Compensation and Nominating Committees

Our By-laws provide that the board shall not be less than two nor more than six persons. A majority of directors, although less than a quorum, or a sole remaining director, have the right to appoint candidates to fill any vacancies on the board. When appointed, such director shall then serve for the remainder of the term. We believe that we meet the requirements of a majority of the board being comprised of independent directors through the membership of Messrs. Bienenstock, Trause and Fischbein.

In January, 2005, in conjunction with his retirement from employment with DCA, Bart Pelstring resigned his directorship position. As a result, the board is currently comprised of five members. The board has determined at this time to maintain its composition at five members. Although there presently exists a vacancy in the composition of the board, which vacancy is permitted pursuant to our By-laws, proxies cannot be voted for a greater number of persons than the five nominees named above.

Our board established a Nominating Committee consisting of the three independent board members. The members of the Nominating Committee approved the selection of the five nominees for board of director membership and recommended their nomination to the board of directors. See “Corporate Governance” below.

You may vote “FOR” all of the nominees, or your vote may be “WITHHELD” with respect to one or more of the nominees. Election of directors requires the affirmative vote by the holders of a plurality of outstanding common stock voting at the annual meeting of shareholders. A plurality of the votes cast means the five nominees receiving the largest number of votes cast will be elected. If you indicate “WITHHOLD AUTHORITY” to vote for all or any one of five director-nominees listed on your proxy card or ballot, it will have the same effect as a vote against that nominee’s election. The nominees receiving the highest number of “FOR” votes will be elected. Abstentions and broker “non-votes” are not counted for purposes of the election of directors, and will have no effect on the outcome of the election of directors.

The board recommends you vote “FOR” the election of Thomas K. Langbein, Stephen W. Everett, Robert W. Trause, Alexander Bienenstock and Peter D. Fischbein for directors.

Each of the nominees has consented to serve on the board. If any nominee is unable to serve for any reason, it is intended that the proxies will be voted at the annual meeting for any substitute nominee as designated by the DCA board. Each director will be elected to serve until a successor is elected and qualified at the next annual meeting of shareholders of the Company, or until the director’s earlier resignation or removal.

INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS

Director Nominees

Thomas K. Langbein has been affiliated with the Company since 1980. He is Chairman of the Board and was CEO of the Company until May 29, 2003, when that position was relinquished to Stephen W. Everett, President of the Company. Mr. Langbein was the Chairman of the Board, CEO and President of Medicore, Inc., DCA’s parent Company until the merger of Medicore with and into DCA on September 21, 2005. Mr. Langbein is President, sole shareholder and director of Todd & Company, Inc., an NASD member broker-dealer that is registered with the SEC. Todd & Company is currently inactive. See “Certain Relationships and Related Transactions.”

Stephen W. Everett has been involved in the healthcare industry for over 26 years, primarily responsible for oversight, deal structuring, physician recruitment and practice management in the renal healthcare field. He joined the Company in November, 1998 as Vice President, became Executive Vice President in June, 1999, President on March 1, 2000, and CEO on May 29, 2003. See “Certain Relationships and Related Transactions.”

Robert W. Trause is a senior commercial account specialist engaged in the marketing of commercial insurance specializing in property and casualty insurance sales to mid-to-large range companies. He has been affiliated with an insurance agency in New Jersey since 1991.

Alexander Bienenstock is an attorney who has specialized in securities and corporate matters for over 30 years. From September, 2000 through October, 2001 he was a legal consultant with IDT Corp., a NYSE telecommunications Company. He had been affiliated with several law firms, and is currently a sole practitioner and real estate broker. Mr. Bienenstock’s background includes having been an adjunct assistant professor in accounting and management at New York University, and, for approximately 10 years, Chief Attorney, Branch of Small Issues of the New York Regional Office of the SEC.

Peter D. Fischbein is an attorney. He was a director of Medicore, a position he held since 1984, until its merger with DCA in September 2005. Mr. Fischbein was a director of Viragen, Inc., a public Company and former subsidiary of Medicore from 1981 to 2002. See “Certain Relationships and Related Transactions.”

Executive Officers
Name	Age	Position	Held Since
Stephen W. Everett*	49	President and	2000
		CEO	2003

Daniel R. Ouzts	59	Vice President of Finance	2005
		Chief Financial Officer	2005
		Chief Accounting Officer
		and Treasurer	1996

J. Michael Rowe	44	Vice President of Operations	2002

_______________
* For information concerning Mr. Everett, see “Information About Directors and Executive Officers - Director Nominees”

Daniel R. Ouzts served as controller of the Company from 1983 through January, 2002, and Vice President and Treasurer from 1996 to January, 2002, and July, 2003 to August 16, 2004, on which date he ceased being the Company’s Chief Financial Officer. Mr. Ouzts was appointed Vice President of Finance and Chief Financial Officer in November, 2005, when the person then serving in those positions took an indefinite leave of absence for personal reasons and will not be returning to the Company. Mr. Ouzts is the Chief Accounting Officer of the Company. He served as Vice President of Finance, Treasurer and Principal Financial Officer of Medicore, Inc. until its merger with DCA in September 2005. Mr. Ouzts is a certified public accountant. See “Certain Relationships and Related Transactions.”

J. Michael Rowe became affiliated with the Company on June 1, 2001. Mr. Rowe has been involved in the healthcare field for 21 years, recently, from January, 2000 to March, 2001, with Advanced Orthopedic Centers, Inc., a large orthopedic surgery group, as administrator, and from February, 1997 to December, 1999, he was Executive Director and Vice President of Virginia Physicians/PhyCor of Richmond, a division of PhyCor, Inc., a national practice management Company.

There are no family relationships among any of the officers or directors of the Company.

Other Nominees

Our By-laws provide our shareholders with the right to nominate persons for a directorship if the shareholder provides written notice to our corporate Secretary not less than 60 nor more than 90 days prior to any meeting of shareholders at which directors are to be elected; provided, that, if less than 60 days notice of the meeting is given to shareholders, written notice of nominations of directors by shareholders shall be delivered or mailed by first class U.S. mail, postage prepaid, to our corporate Secretary not later than the close of the seventh day following the mailing date of the Notice of Annual Meeting. Each notice must include as to each proposed nominee:

•	name, age, business address, and, if known, residence address
•	principal occupation or employment for the preceding five years
•	beneficial ownership of the Company’s securities, giving the number of each class of security
•	any arrangement, affiliation, association, agreement or other relationship with any security holder, officer, director or other person affiliated with the Company

•	consent to serve as a director, if elected
•	the name and address of the shareholder proposing the nominee and other shareholders believed to be supporting such nominee
•	the number of securities of each class owned by such nominating shareholder(s)

The Chairman of the annual meeting of shareholders may, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the foregoing procedure, and declare such to the meeting, in which case the defective nomination shall be disregarded.

We have not received any notice by a shareholder proposing an additional nominee for director. Any shareholder who wishes to receive a copy of the relevant section of our By-laws may request it in writing from our corporate Secretary, Lawrence E. Jaffe, which shall be provided without cost.

For information relating to the operations and functions of our Nominating Committee, reference is made to “Corporate Governance - Nominating Committee.”

BENEFICIAL OWNERSHIP OF THE COMPANY’S SECURITIES

Merger with Medicore, Inc.

On September 21, 2005, the merger of Medicore, Inc., with and into DCA was successfully consummated, with DCA continuing as the surviving corporation. At the time of the merger, there were approximately 8,666,565 shares of DCA common stock outstanding of which Medicore owned 4,821,244 shares or approximately 55.6%. In connection with the merger, each outstanding share of Medicore common stock was cancelled and converted into the right to receive .68 of a share of DCA common stock, resulting in an issuance by DCA of approximately 5,270,400 shares of common stock to former Medicore shareholders. Effective upon the merger, Medicore ceased to exist as a separate entity, and among other things, its 4,821,244 shares of DCA were retired and returned to DCA’s authorized and unissued share capital. As a result, the net issuance of common shares by DCA in connection with the merger amounted to approximately 449,100 shares for an aggregate amount of issued and outstanding shares of DCA common stock after the merger of approximately 9,115,700.

The following table sets forth as of April 21, 2006, the names and beneficial ownership of the equity securities of DCA for (i) directors of the Company, (ii) each of the current executive officers described in the Summary Compensation Table (see “Executive Compensation” below), (iii) shareholders known to DCA to beneficially own more than 5% of our voting securities, and (iv) all of DCA’s directors and executive officers as a group.

	Amount and Nature of Beneficial Ownership
Name (1)	Shares of Common Stock Beneficially Owned (2)	Percentage of Outstanding Shares Owned (3)

Thomas K. Langbein (4)	1,475,411(5)	15.5

Stephen W. Everett	354,729	3.7

J. Michael Rowe	175,000	1.8

Peter D. Fischbein (6)*	159,872(7)	1.7

Robert W. Trause (8)*	35,000(9)	**

Alexander Bienenstock (10)*	25,000(11)	**

All directors and executive officers as a group (7 persons)	2,360,925(12)	24.8
__________

* Member of the Audit Committee, Nominating Committee and Compensation Committee

** Less than 1%

(1)	Unless otherwise specified in a subsequent footnote, the address for each individual is c/o Dialysis Corporation of America, 1302 Concourse Drive, Suite 204, Linthicum, MD 21090.

(2)
A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days from the record date including but not limited to the exercise of options. The board has authorized the issuance of 1,000 shares each to the independent board members, Messrs. Fischbein, Trause and Bienenstock, vesting in equal amounts of 250 shares each quarter of this year, and approved the issuance of up to 40,000 shares to Mr. Everett in accordance with the provisions of his employment agreement subject to the Company satisfying certain performance criteria. The 43,000 shares subject to the above awards will only be issued upon shareholder approval of the amendment to the 1999 Stock Option Plan of DCA and are, therefore, not deemed to be beneficially owned at this time. See “Proposal No. 2: Amendment to the 1999 Stock Option Plan of DCA.”

(3)
Based on 9,510,846 shares outstanding as of the record date. Each beneficial owner’s percentage ownership is determined by assuming that the options that are held by such person (but not those held by any other person), and which are exercisable within 60 days of the record date, have been exercised. The 43,000 shares of common stock issuable to certain officers and directors and which are subject to shareholder approval of the amendment to the 1999 Stock Option Plan of DCA are not included in outstanding shares. See note (2) above.

(4)	The address for Mr. Langbein is 777 Terrace Avenue, 5th Floor, Hasbrouck Heights, New Jersey 07604.

(5)
At the time of the merger of Medicore, Inc., DCA’s former parent, with DCA in September, 2005, Mr. Langbein held 445,714 shares of DCA stock. In connection with the merger, Mr. Langbein received approximately 1,165,000 shares of DCA stock in exchange for his shares of Medicore common stock, including 272,000 shares of DCA stock in exchange for Medicore stock that Mr. Langbein had elected to receive as his severance payment from Medicore in lieu of a lump sum cash amount.

(6)	The address for Mr. Fischbein is 430 East 86th Street, New York, NY 10028

(7)
Represents (i) 87,178 shares held by Mr. Fischbein individually, (ii) 62,696 shares held jointly with his wife, (iii) 4,998 shares held in trust for the benefit of his majority-age daughter for which Mr. Fischbein serves as sole trustee, and (iv) vested non-qualified options exercisable for 5,000 shares through June 6, 2009 at a $4.02 per share exercise price. Does not include (a) 113,539 shares held solely by Mr. Fischbein’s wife, who is economically independent and maintains a separate brokerage account with respect to these shares, and (b) 68,000 shares held in trust for the benefit of their minority-aged son for which Mr. Fischbein’s wife serves as sole trustee. Mr. Fischbein has no voting or dispositive power with respect to the shares listed in items (a) and (b) above, and, consequently, he disclaims beneficial interest in such shares. Aside from 34,600 common shares of DCA previously owned, the balance of shares indicated as beneficially owned by Mr. Fischbein were received in exchange for shares of Medicore, Inc. common stock owned by Mr. Fischbein at the time of the merger with DCA in September, 2005.

(8)	The address for Mr. Trause is 431C Hackensack Street, Carlstadt, NJ 07072.

(9)	Includes vested non-qualified options exercisable for 5,000 shares through June 6, 2009 at a $4.02 per share exercise price.

(10)	The address for Mr. Bienenstock is 766 West Broadway, Woodmere, NY 11598.

(11)
Includes vested non-qualified options exercisable as follows: (i) for 10,000 shares until August 18, 2006 at a $2.25 per share exercise price, and (ii) for 5,000 shares until June 6, 2009 at a $4.02 per share exercise price.

(12)
Includes options aggregating 25,000 shares at exercise prices ranging from $2.25 to $4.02 per share, exercisable as to options for 10,000 shares through August 18, 2006, and as to the remaining options for 15,000 shares through June 6, 2009.

COMPENSATION COMMITTEE REPORT

Purpose of the Committee

The Sarbanes-Oxley Act of 2002 mandated the establishment of an executive Compensation Committee, consisting of only independent directors. The Company had been a Controlled Company as defined under the Nasdaq Stock Market rules, since it had been a 56% owned subsidiary of Medicore, Inc., and therefore was exempt from the Compensation Committee procedures. Nevertheless, DCA had established and continues to have a Compensation Committee comprised of three non-employee independent directors. On September 21, 2005, Medicore merged with the Company and we are no longer exempt under the Nasdaq rules as a Controlled Company. The Compensation Committee, among other things, assists the board in the discharge of its responsibilities with respect to the compensation of the Company’s executive officers.

The principal functions of the Compensation Committee with respect to executive compensation include, among others detailed in its charter:

•
reviewing and approving corporate goals and objectives for compensation for the CEO and other executive officers, and evaluating the CEO’s and other executive officers’ performance in light of those goals and objectives;

•	determining and approving the CEO’s and other executive officers’ compensation level based on the Committee’s evaluations;
•
reviewing and approving any employment agreements, severance arrangements, change-in-control arrangements or special or supplemental employee benefits, and any material amendments to the foregoing, applicable to executive officers.

Committee Philosophy

The Committee’s policy is to compensate executive officers based on their performance, responsibilities and experience and the Company’s performance and achievement of its business objectives. Compensation is intended to afford a reasonable degree of financial security to those individuals who are regarded by the Committee as satisfactorily discharging the levels and types of responsibilities within their executive positions.

The Committee believes that total compensation of executive officers should be competitive with other business opportunities available while being fair on the basis of personal performance within the Company. The Committee’s fundamental philosophy is to align compensation of management with annual and long-term performance and interests of shareholders. Executive compensation is structured to motivate management to create and sustain shareholder value. The board attempts to accomplish this goal by:

(i)	aligning the interests of management and shareholders through stock ownership; and
(ii)	seeking growth and performance of our Company by attracting, retaining and motivating talented executives and employees through competitive compensation.

What is the structure of executive compensation?

The elements of executive compensation include:

•	base pay
•	long-term incentives
•	special awards in recognition of extraordinary efforts and achievements

How is base pay determined?

Base pay is determined by individual performance and position with and responsibilities to the Company. We also try to be competitive with salaries in an attempt to be able to maintain quality executives.

Responsibilities of the Chairman of the Board, CEO and President

Thomas K. Langbein, Chairman of the Board, has been affiliated with our Company for 26 years. Stephen W. Everett, President and CEO, has been affiliated with our Company since November, 1998, and has been involved in the health care industry for over 26 years. Essential elements of senior executive management are leadership and key contributions to the overall financial performance of the Company, and our progress toward achieving growth and our strategic objectives. Messrs. Langbein and Everett have been most responsible for the Company’s performance and continued growth. Mr. Everett, together with J. Michael Rowe, Vice President of Operations, and an excellent support staff, pursue new geographic areas and physician and hospital alliances and, with Mr. Langbein, evaluate the potential for growth and expansion of our operations, facilities and patient base. In evaluating the performance of and establishing Mr. Everett’s compensation, the Compensation Committee took into account his efforts in directing our operations, seeking sources of capital, pursuing areas to develop or acquire dialysis facilities, coordinating management, operations and internal controls as our Company grows, and motivating key executive management toward greater overall efficiencies in labor, cost control and increased business. Mr. Everett did not participate in decisions affecting his own compensation.

During fiscal 2005, we added three dialysis facilities to our operations, acquired three dialysis centers in the first quarter of 2006, and have an additional five centers currently under development. Revenues increased during 2005 to $45,392,000 compared to $40,986,000 for 2004, an 11% increase. Net income for 2005 was $1,900,000 or $.22 per share compared to $2,214,000 or $.27 per share for 2004 based on the additional costs we anticipated for our new dialysis facilities. Our patient census continued to grow, and our clinical performance continued to improve, with results in anemia management, adequacy of dialysis (kt/v) and vascular access above the national averages. Other highlights accomplished by our Chairman and President and CEO were the completion of the merger with our parent, Medicore, which consolidation provided additional capital to our Company and put control of our voting equity into the hands of our public shareholders, and the establishment of a $15,000,000 revolving line of credit with KeyBank National Association, further ensuring our ability to pursue our expansion plans. We entered into a new five year employment agreement with Stephen W. Everett, our President and CEO, in February, 2006. See “Executive Compensation - Employment Contracts, Termination of Employment and Change-In-Control Arrangements.”

What are long-term incentives?

The philosophy for incentive compensation is to provide competitive awards when financial objectives are achieved. Long-term incentive awards for executives usually take the form of granting stock options under DCA’s option plan or granting stock awards, which are shares of common stock which cannot be publicly sold for a certain period of time, usually one year. We believe the granting of stock options or shares helps align the interests of our executives with our shareholders. This is premised on the basic principle that the executives will receive value only if the market value of our common stock increases over time. In conjunction with that policy, the Company adopted its 1999 Stock Option Plan, which the board recently amended to provide for the issuance of stock awards. The board granted 40,000 shares to Stephen Everett in conjunction with his employment agreement, 10,000 shares vesting immediately and 10,000 shares, or a pro-rata portion thereof, vesting each year thereafter for the next three years based on patient census in our facilities. As the stock grant is to be made under the 1999 Stock Option Plan, the issuance of such stock is subject to shareholder approval of the amendment to the 1999 Stock Option Plan to provide for stock awards. The board also granted to the independent board members, all of whom comprise the Compensation, Audit and Nominating Committees, 1,000 shares each, vesting 250 shares at the end of each quarter of 2006, also subject to shareholder approval of the amendment to our 1999 Plan. See “Proposal No. 2: Amendment to the 1999 Stock Option Plan.” These share grants were an effort to retain our independent board members as well as motivate and reward our President and CEO, whose efforts impact the performance of the Company. The market price of and trading volume in our common stock decreased during 2005, but continues its gradual increase in 2006, currently trading in the range of $12.60 to $13.40. We believe the strength in our common stock is primarily due to executive management’s efforts in improving our operations, providing growth, generating profitability for five consecutive years and engendering institutional interest. See “Growth And Profitability” below.

Special Awards

Special awards may be granted from time to time in recognition of extraordinary efforts and achievements in positively influencing Company results and enhancing shareholder value. Such may arise based upon an executive’s extraordinary efforts in accomplishing expansion, acquisitions, increasing market share and similar events. These situations and extent of awards are evaluated on a case by case basis. Fiscal 2005 reflected another successful year of steady growth for our Company.

Growth And Profitability

We have grown over the years to 29 dialysis facilities which we operate or manage. We have five dialysis facilities under development. We have ongoing negotiations for additional facilities in strategic locations, and contracts for acute dialysis services with hospitals. Our medical services revenues for the first quarter of 2006 increased approximately 21% compared to last year, climbing to approximately $12,672,000 from approximately $10,484,000 in 2005. Fiscal 2005 is the sixth consecutive year that our Company has reflected net income from operations. We are extremely proud of our management and employees, who are hard working, loyal and dedicated to our operations and the growth of our Company. We continue to be motivated, and have every reason to expect that our growth and profitability will continue in 2006. We look forward to 2006 as a year of expansion for our Company, sustained profitability, and enhanced shareholder value.

Compensation of the President and CEO

Stephen W. Everett, our President and CEO, recently entered into a new five year employment agreement with the Company, negotiated through the Compensation Committee and recommended to and approved by the board. See “Executive Compensation - Employment Contracts, Termination of Employment and Change-In-Control Arrangements.” The Committee determines the compensation of the President and CEO in substantially the same manner as the compensation of the Company’s other executive officers. In establishing the base salary for Mr. Everett the Committee assessed the following factors: (i) the performance of the Company, (ii) the increase in total return to stockholders, (iii) progress toward implementation of the Company’s strategic business plan, particularly with respect to its growth in dialysis facilities and patients, (iv) the Company’s ability to obtain financing, which it recently accomplished with its $15,000,000 revolving credit facility and refinancing with other lenders, (v) Mr. Everett’s contributions toward the accomplishments described in items (i) through (iv), and (vi) the salary level that would be paid to a seasoned performer in a job having similar responsibilities and scope in an organization with revenues of approximately $45,000,000 to $50,000,000. The performance by the Company is measured by, among other things, the development of the Company’s business, as measured by growth in estimated net asset value and patient census. Based on these factors, the Compensation Committee established and recommended to the board Mr. Everett’s base salary for 2006 at $275,000, to increase, based upon the above assessment, by no less than $10,000 per year. The board also provided Mr. Everett, upon the Compensation Committee’s recommendation, with 40,000 shares of common stock, 10,000 vesting immediately and the balance to vest each of the next three years in 10,000 share increments, or a pro-rata portion thereof, based on the Company’s performance primarily as it relates to the growth in the Company’s patient census. See “Executive Compensation - Employment Contracts, Termination of Employment and Change-In-Control Arrangements.” These shares may be issued only upon the amendment to the Company’s 1999 Stock Option Plan providing for stock awards, which is subject to shareholder approval. See “Proposal No. 2: Amendment to the 1999 Stock Option Plan of DCA.” The grant of the stock award is in recognition of Mr. Everett’s role in continuing to create value for the Company and its shareholders, and to motivate him to accomplish long-term Company performance and growth objectives.

The Committee’s Review of All Components of Executive Compensation

The Compensation Committee has reviewed all components of the compensation of the President and CEO and the other named executive officers, including salary, bonus, long-term incentive compensation and benefits. Based on this review, the Committee found the total compensation for the President and CEO and the other named executive officers in the aggregate to be reasonable and not excessive.

Tax Deductibility of Executive Compensation

Section 162(m) of the Internal Revenue Code (“Code”) places a limit of $1 million on the amount of annual compensation that may be deducted by the Company in any year with respect to the Company’s CEO and each of its other four most highly compensated executive officers. Certain performance-based compensation approved by stockholders is not subject to this deduction limitation and is, therefore, fully deductible by the Company for federal income tax reporting purposes. Options and stock awards granted under the 1999 Plan will qualify as performance-based compensation provided such awards meet all of the requirements of Section 162(m) of the Code.

The Compensation Committee attempts to make and recommend awards that qualify as deductible performance-based compensation under Section 162(m) of the Code whenever possible. However, there may be circumstances under which the Compensation Committee deems it appropriate to recommend awards that may not be deductible.

The stock grant awarded to our President and CEO is intended to qualify as performance-based compensation under Section 162(m) of the Code and should therefore be fully deductible by the Company for federal income tax reporting purposes.

Summary

The Compensation Committee believes that executive compensation should be linked to a significant degree to individual experience, talent, dedication and effort to the Company and for its shareholders, and also to Company performance. The Committee will continue to review the compensation of the President and CEO and other executive officers on an annual basis.

Submitted by the Compensation Committee

Peter D. Fischbein, Chairman
Alexander Bienenstock
Robert W. Trause

EXECUTIVE COMPENSATION

The Summary Compensation Table below sets forth compensation paid by the Company for the last three fiscal years ended December 31, 2005 for services in all capacities for its Chief Executive Officer and each of its executive officers whose total annual salary, bonus or other compensation exceeded $100,000.

Summary Compensation Table

	Annual Compensation				Long Term Compensation Awards
(a)	(b)	(c)	(d)	(e)	(g)

Name and Principle Position	Year	Salary ($)	Bonus ($)	Other Annual Compensation ($)	Securities Underlying Options/SARs (#)
Stephen W. Everett, Pres.	2005	247,000	---	10,000(3)	---
and CEO(1)	2004	180,000	250,000(2)	8,000(3)	50,000
	2003	169,000	117,000(4)	2,000(3)

J. Michael Rowe, Vice	2005	167,000	---	7,000(3)	---
President of Operations	2004	148,000	50,000(2)	1,000(5)	25,000
	2003	139,000	25,000(6)	1,000(5)	50,000

Don Waite	2005	113,000	---	5,000(8)	---
Former Vice President of Finance	2004	42,000(9)	8,000(2)	---	50,000(10)
and Chief Financial Officer (7)

_______________
(1)	Mr. Everett was appointed CEO in May, 2003. Thomas K. Langbein had served as CEO until relinquishing that position to Mr. Everett.

(2)	Accrued in 2004 and paid in February, 2005.

(3)	Represents automobile related expenses, and life insurance premiums, all of which were paid by the Company.

(4)
Includes (i) a bonus accrued in 2003 and paid in February, 2004 relating to the exercise of director stock options which included the payment of the $.625 exercise price for 69,242 shares exercised under Mr. Everett’s options (valued at $43,276) together with a related cash distribution to Mr. Everett of $23,802; and (ii) a cash bonus of $50,000 accrued in 2003 and paid in January, 2004.

(5)	Life insurance premiums paid by the Company.

(6)	Accrued in 2003 and paid in January, 2004.

(7)	Effective November 4, 2005, Mr. Waite commenced a leave of absence from the Company solely for personal reasons, and is not returning.

(8)	Represents automobile related expenses all of which were paid by the Company.

(9)	Mr. Waite joined the Company effective August 16, 2004.

(10)
The option for 50,000 shares was scheduled to vest in equal annual increments of 12,500 shares on each August 16, from 2005 through 2008. Mr. Waite voluntarily commenced an indefinite leave of absence from the Company in November, 2005, at which time a portion of the option amounting to 12,500 shares had vested. The balance of the option for 37,500 shares had not yet vested at the time of such leave of absence and, consequently, expired. Mr. Waite is not returning to the Company.

Prior to the merger of Medicore, Inc. with DCA in September, 2005, Messrs. Thomas K. Langbein and Daniel R. Ouzts served in executive office and directorship positions at both companies. Mr. Langbein served as Chairman of the Board of DCA and as Chairman of the Board, President and CEO of Medicore. Mr. Langbein relinquished his position as CEO of DCA to Stephen W. Everett in May, 2003, and has not held an executive office position with DCA since that time. Mr. Langbein received a payment of $100,000 as a director fee for his services as Chairman of DCA’s board in February, 2005. See this section below under the heading “Compensation of Directors.” Mr. Ouzts served as Vice President of Finance, Principal Financial Officer and Treasurer of Medicore and as Vice President and Treasurer of DCA until November, 2005, at which time he was appointed Vice President of Finance and Chief Financial Officer, replacing Don Waite. Prior to the merger, Mr. Ouzts’ annual compensation was paid by Medicore of which a portion was allocated to DCA in proportion to the time spent by Mr. Ouzts on its behalf. Although Mr. Ouzts’ aggregate compensation for fiscal 2005 exceeded $100,000, the amount allocable to DCA during this period was less than $100,000. Consequently, Mr. Ouzts is not included in the compensation table above. See this section below under the heading “Employment Contracts, Termination of Employment and Change-In-Control Arrangements.”

Option/SAR Grants in Last Fiscal Year

The Company did not grant any options, stock appreciation rights or other convertible securities to any of its directors or named executive officers during the fiscal year 2005.

Aggregated Option/SAR Exercises In Last Fiscal Year and FY-End Option/SAR Values

(a)	(b)	(c)	(d)		(e)
			Number of Securities Underlying Unexercised Options/SARs at Fiscal Year End (#)(1)		Value of Unexercised In-the-Money Options/SARs at Fiscal Year End ($)(2)
Name	Shares Acquired on Exercise (#)	Value Realized ($)	Exercisable	Unexercisable	Exercisable		Unexercisable
Stephen W. Everett	286,116	$4,989,319	37,500(3)	---		$225,375(4)	---

Don Waite	12,500	$106,000	---(5)	---	$	---	---

J. Michael Rowe	---	$ ---	175,000(3)	---		$1,489,750(6)	---

__________

(1)
These amounts represent the total number of shares subject to stock options held by the named executives at the end of fiscal 2005. These options were granted at various dates during the years 2001 through 2004.

(2)
These amounts represent the difference between the exercise price of the stock options and $10.03, which was the closing sale price of DCA’s common stock on December 30, 2005 (the last day of trading for the 2005 fiscal year) for all in-the-money options held by the named executives. These stock options were granted at the fair market value of DCA common stock on the date of grant.

(3)	Effective as of December 28, 2005, DCA’s board of directors resolved to accelerate the vesting of all outstanding and unvested options granted under the 1999 Stock Option Plan.

(4)	Reflects an option for 37,500 shares exercisable at $4.02 per share.

(5)
On account of Mr. Waite’s determination to take a voluntary leave of absence in November, 2005, the remaining unvested balance of his option for 37,500 shares expired. Mr. Waite is not returning to the Company.

(6)
Reflects (i) an option for 100,000 shares exercisable at $.75 per share, (ii) an option for 50,000 shares exercisable at $1.80 per share, and (iii) an option for 25,000 shares exercisable at $4.02 per share.

Compensation of Directors

There are no standard arrangements for compensating directors for services as directors or for participating on any committee. We reimburse directors for travel and related out-of-pocket expenses incurred in attending shareholder, board and committee meetings, which expenses have been minimal. In lieu of any cash compensation or per-meeting fees to directors for acting as such, we have provided directors, among others, with options to purchase common stock of the Company at exercise prices no less than the fair market value as of the date of grant. We did not grant any options to members of our board in 2005. See “Beneficial Ownership of the Company’s Securities.”

In February, 2005, the Company provided director fees of $20,000 to each director, except to Thomas K. Langbein, who received a $100,000 fee in recognition of his services as Chairman of the Board, which fee continues each year Mr. Langbein retains the position as Chairman of the Board of Directors of the Company. Stephen W. Everett, director, President and CEO, received a $250,000 bonus for his efforts on behalf of the Company and also received a salary increase. See below, “Employment Contracts, Termination of Employment and Change-In-Control Arrangements.” In March, 2006, the board granted 1,000 shares of common stock each to the independent board members, Messrs. Robert W. Trause, Alexander Bienenstock and Peter D. Fischbein, for their efforts and continued participation with the Company. The shares vest in increments of 250 shares at the end of each quarter of 2006. The grants are intended to be made under the Company’s 1999 Stock Option Plan, and, therefore, the issuance of such shares is subject to shareholder approval of the amendment to the Plan providing for stock awards. See “Proposal No. 2: Amendment to the 1999 Stock Option Plan of DCA.”

Employment Contracts, Termination of Employment and Change-In-Control Arrangements

Stephen W. Everett, President and CEO and a director of the Company, had a five-year employment contract through December 31, 2005. Effective for 2005, his annual compensation was increased from $180,000 to $250,000.

The Company finalized a new five year employment agreement with Mr. Everett, agreed to in principal and effective January 3, 2006. The agreement continues Mr. Everett’s employment as President and CEO of the Company, and the Company shall propose Mr. Everett to shareholders for reelection to the board throughout the term. See “Proposal No. 1: Election of Directors.” Mr. Everett’s compensation for the first year of the term is $275,000 and thereafter increases each year by a minimum of $10,000 per year. Mr. Everett is eligible for cash bonuses as determined by the Compensation Committee and recommended to the board based upon contributions made by Mr. Everett, and also in relation to contributions made by and bonuses to be paid to other senior executive officers. The granting of any bonus also considers the Company’s performance over the year. Other aspects of the employment agreement include:

•
the grant of 10,000 shares of common stock to immediately vest, with the potential of an additional 30,000 shares of common stock or a pro-rata portion thereof, to be issued 10,000 shares per year for the next three years provided satisfaction of certain patient census criteria; as the grant of such shares is intended to be made under the 1999 Stock Option Plan, the issuance of such shares is subject to shareholder approval of the amendment to the Plan (see “Proposal No. 2: Amendment to the 1999 Stock Option Plan of DCA”)

•	participation in benefit plans and programs available to other senior executives
•	reimbursement for business expenses
•	indemnification for services to the Company to the fullest extent allowed by law
•
non-competition with the Company during the term of the employment agreement and for a period of one year after termination, which includes not diverting business from or soliciting any officers, directors, employees, suppliers, physicians or others, away from or terminating their relationships with the Company

•	restrictions regarding confidential and proprietary information
•
severance payments (one year’s salary, expenses, benefits, stock grants to the extent earned) for termination upon death, disability, by the Company without cause, by Mr. Everett for good reason, or change in control (two years’ salary and accelerated vesting of up to 30,000 shares of common stock); no severance for termination for cause

Certain executive and accounting personnel and administrative facilities of the Company and its former parent, Medicore, Inc., were common until the merger of Medicore with the Company in September, 2005, at which time they were eliminated. The costs of executive and accounting salaries and other shared corporate overhead for these companies were charged on the basis of time spent. Mr. Langbein, Chairman of the Board of our Company, was Chairman of the Board, CEO and President of Medicore, and Mr. Ouzts, an executive officer of our Company and Medicore, divided their time and efforts among these companies. See “Certain Relationships and Related Transactions.”

Options, Warrants or Rights

1999 Dialysis Corporation of America Stock Option Plan

•	expires April 20, 2009
•	proposal to include stock grants and change of name to “Dialysis Corporation of America 1999 Stock Incentive Plan” (see “Proposal No. 2: Amendment to the 1999 Stock Option Plan of DCA.”)
•	grants available to officers, directors, consultants, key employees, advisors and similar parties
•	options (non-qualified and incentive) may be up to five years, may require vesting, exercise price determined by board of directors

•
options may, at discretion of board, be exercised either with cash, common stock with fair market value equal to cash exercise price, optionee’s personal non-recourse or recourse note, at the discretion of the board, or assignment to the Company if sufficient proceeds from the sale of common stock acquired upon exercise of the option with an authorization to the broker to pay that amount to the Company, or any combination of such payments

•	termination of optionee’s affiliation with the Company by
-	death, disability or retirement after age 65, exercisable for nine months but not beyond option expiration date
-	termination for cause, right to exercise terminates immediately
-	any other termination, 30 day exercise
•	options are non-transferable
•
forced redemption at formulated prices upon change in control of the Company which includes (i) sale of substantially all of the assets of the Company or its merger or consolidation; (ii) majority of the board changes other than by election of shareholders pursuant to board solicitations or vacancies filled by board caused by death or resignation; or (iii) a person or group acquires or makes a tender offer for at least 25% of the Company’s common stock

•	1999 Plan history to December 31, 2005 (adjusted for two-for-one split on January 28, 2004)
authorized:  3,000,000
granted:  2,451,000
vested:   322,500
non-vested:   0
exercised:  1,897,346
cancelled:   231,154
available:   780,154
exercise prices: range from $.75 to $4.02
exercise periods:  range from 1/1/06 to 6/6/09

The exercise price of options granted and available for future grant are, and shall be not less than 100% of the fair market value of the common stock on the date of grant.

PERFORMANCE GRAPH

The following graph shows a five-year comparison of cumulative total shareholder returns for the Company, the Nasdaq Market Index and the Dialysis Center Industry Index from December 31, 2000 through December 31, 2005. The cumulative total shareholder returns on our common stock was measured by dividing the difference between our share price at the end and the beginning of the measurement period by the share price at the beginning of the measurement period. The total shareholder return assumes $100 invested at the beginning of the period in our common stock, in the Nasdaq Market Index and the Dialysis Center Industry Index. We did not pay dividends on our common stock during the measurement period and the calculations of cumulative total shareholders return on the common stock did not include dividends. Our share price was adjusted to reflect a two-for-one stock split on January 28, 2004. This graph is presented in accordance with SEC requirements. You are cautioned against drawing any conclusions from this information, as past results are not necessarily indicative of future performance. This graph in no way reflects a forecast of future financial performance.

CORPORATE GOVERNANCE

Our board of directors oversees the business and affairs of the Company and monitors the performance of our management. In accordance with corporate governance principles, the board does not involve itself in day-to-day operations. The board is kept apprised through discussion with the Chairman, other directors, executives, the Audit, Nominating and Compensation Committees, division heads and advisors including counsel, outside auditors and, as applicable, investment bankers and other consultants, as well as by reading reports, contracts rules and other material sent to them and by participating in board and Committee meetings.

Although we were a Controlled Company as defined in the Nasdaq Stock Market rules, until our parent, Medicore, Inc., merged with us on September 21, 2005, we have adhered to the corporate governance requirements of the SEC and Nasdaq, among which rules is to have a majority of independent directors on our board. We also have Audit, Nominating and Compensation Committees. See “Board Committees” below.

Meetings During 2005

The board met 11 times during 2005 and, in addition, adopted resolutions by unanimous written consent on three separate occasions. All directors participated at the meetings, either present in person or by telephone conference call.

The Company’s policy is to encourage all of its board members to attend the annual meeting of shareholders. The annual meeting of the board of directors typically follows immediately after the annual shareholders’ meeting to facilitate the board members’ attendance at both such meetings. All of the directors attended last year’s annual shareholders meeting in person.

Our board and management have a commitment to sound and effective corporate governance practices. The Company has established and maintains a Compliance Program to detect and prevent violations commonly known in healthcare industry as “fraud and abuse” laws. It also has established a Code of Ethics and Business Conduct to continue its tradition of adhering to rigorous standards of ethics and integrity. The Company’s Code of Ethics applies to all its employees as well as to its principal executive officers, principal financial officer, principal accounting officer, and persons performing similar functions. The Code of Ethics is reviewed and updated as necessary. The Company will provide to any person, without charge, upon request, a copy of its Code of Ethics by contacting our corporate Secretary, Lawrence E. Jaffe, Esq., at Jaffe & Falk, LLC, 777 Terrace Avenue, Hasbrouck Heights, New Jersey 07604, telephone no. (201) 288-8282 or email, lej@jaffefalkllc.com.

Board Committees

Compensation Committee

Our Compensation Committee consists of Messrs. Alexander Bienenstock, Peter D. Fischbein and Robert Trause, the same three independent board members as the Audit and Nominating Committees. See “Proposal No. 1: Election of Directors.” The Compensation Committee met twice last year.

Our Compensation Committee has the responsibility to:

•	review and recommend to the board of directors for approval, the compensation for the CEO
•
review and recommend to the board of directors for its adoption or amendment, the compensation and benefit plans and programs for the officers and other key employees, including any stock option or incentive compensation plans

•	approve the terms and conditions of awards under such plans within the limits of each plan
•
review, approve and recommend to the board, compensation and benefit arrangements for senior management; the CEO may participate with the Compensation Committee in the review and approval of senior management compensation

The Committee’s report on executive compensation is set forth above under “Compensation Committee Report.”

Nominating Committee

As with the other committees, the Nominating Committee is made up of only independent directors, currently the same persons participating on the Audit and Compensation Committees. The Nominating Committee has a formal written Nominating Committee Charter addressing the nominating process. DCA’s Nominating Committee Charter is available on its website, www.dialysiscorporation.com.

DCA’s Nominating Committee Charter provides for the Nominating Committee to:

•	assist the board in identifying and evaluating individuals qualified for board membership
•	recommend to the board nominees for directors for each annual meeting of shareholders
•	recommend directors for each committee

The Nominating Committee has a policy to consider director candidates recommended from many sources, including, but not limited to, recommendations from shareholders, directors, whether management or non-management, executive officers, or third-party search firms. Procedures to be followed by shareholders in recommending a director candidate are set forth under “Proposal No. 1: Election of Directors - Other Nominees” above.

Any director candidate, from whatever recommendation source, is considered and evaluated by the Nominating Committee using generally the same criteria and methods, although those criteria and methods are not standardized and may vary from time to time. These criteria include, among others, education, experience, leadership qualities, integrity, and most importantly, a combination of these qualities forming the basis of the ability to contribute to the board, the Company and our shareholders.

The process of evaluating nominees includes, among others:

•	discussions with the recommender
•	due diligence checks of the nominee
•	interviews with the nominee
•	needs of the board

The Nominating Committee met twice last year.

Audit Committee

In accordance with Nasdaq Stock Market rules, the Company has an Audit Committee of three members, all of whom are independent as defined in Nasdaq Stock Market rules and who meet the criteria of independence set forth in Rule 10A-3(b)(1) under the Exchange Act, have not participated in the preparation of the Company’s financial statements at any time during the past three years, and are able to read and understand fundamental financial statements, including the Company’s balance sheet, income statement and cash flow statement. Alex Bienenstock, Chairman of the Audit Committee, has experience in finance and accounting, and the background which was the basis for the board’s determination that Mr. Bienenstock is an “audit committee financial expert” as defined in Item 401(h) of Regulation S-K under the Exchange Act. The designation of Mr. Bienenstock as the audit committee financial expert does not impose on him any duty, obligation or liability that is greater than any duty, obligation or liability imposed on such person as a member of the Audit Committee and board of directors. The other members of DCA’s Audit Committee are Robert Trause and Peter D. Fischbein. For their background and Mr. Bienenstock’s credentials, see “Proposal No. 1: Election of Directors.”

The Audit Committee, a very essential oversight Committee, pursuant to its charter provides assistance to the board in fulfilling its responsibilities to our shareholders and the investment community relating to accounting, reporting practices, the quality and integrity of our financial reports, and surveillance of internal controls and accounting and auditing services. The charter specifies:

•	the scope of the Audit Committee’s responsibilities
•	how the Audit Committee carries out those responsibilities
•	structure, processes and membership requirements

The Audit Committee does not prepare financial statements or perform audits, and its members are not auditors or certifiers of the Company’s financial statements.

The Audit Committee met six times in 2005. All members of the Audit Committee were present at each of the meetings.

Shareholder Communications With the Board of Directors

The board of directors has a process for security holders to send communications to the board of directors, which includes:

•	email to Thomas K. Langbein, the Chairman of the Board of Directors, at TLangbein@dialysiscorporation.com;
•	fax to Thomas K. Langbein, the Chairman of the Board of Directors, (201) 288-8208
•	email to counsel to the Company, Jaffe & Falk, LLC, attention Lawrence E. Jaffe, Esq., who is also the Secretary to the Company, at lej@jaffefalkllc.com
•	by telephone
Thomas K. Langbein at (201) 288-8222, or Lawrence E. Jaffe at (201) 288-8282

Any such communication shall be directed to the appropriate director or directors as requested by the shareholder.

The board welcomes shareholders’ views, recommendations, and input of any reasonable nature.

REPORT OF THE AUDIT COMMITTEE

The Committee acts within its written Audit Committee Charter. The Audit Committee reviews and reassesses the adequacy of its Charter on an annual basis and based on its reassessment, the Audit Committee amended the Charter in 2002 and 2003. A copy of the amended Charter was attached to the Company’s definitive information statement on Schedule 14C for its 2004 annual shareholders’ meeting and filed with the SEC on April 28, 2004. Under guidance of the Charter, the Audit Committee is charged with overseeing the accounting, reporting practices, and the quality and integrity of financial reports of the Company. The ultimate responsibility for good corporate governance rests with the board of directors, whose primary roles are oversight, counseling and direction to the Company’s management in the best interests of its shareholders.

Management of the Company has the primary responsibility for the system and integrity of internal control over financial reporting, disclosure controls and procedures, and the financial reporting process. Our independent auditors have the responsibility to express an opinion on the financial statements based on an audit conducted in accordance with the standards of the Public Company Accounting Oversight Board (United States). Our auditors also submit a detailed report to the Audit Committee which includes accounting policies used to prepare financial statements, effective accounting treatments, and discussions with management. The Audit Committee has the responsibility to monitor and oversee these processes. In accordance with rules of the SEC and Nasdaq, our Audit Committee has ultimate authority and responsibility to interview, select, evaluate, compensate, and if necessary, replace our independent registered public accounting firm, currently Moore Stephens, P.C. The Company makes funds available to the Audit Committee for the retention of our independent auditors and the engagement of the Committee’s own independent advisors as it deems appropriate.

The Chairman of our Audit Committee, Alexander Bienenstock, is an accountant and an attorney, but the Audit Committee members are not professional accountants or auditors, and their functions are not intended to duplicate or to certify the independent auditors are “independent” as defined under SEC and Nasdaq rules. The Audit Committee serves a board-level oversight role, in which it provides advice, counsel and direction to management and the auditors on the basis of the information it receives, discussions with management and the auditors, and the experience of the Audit Committee’s members in business, financial and accounting matters.

The Audit Committee has an agenda for the year that includes, among other responsibilities, review of the Company’s financial statements, internal control over financial reporting, and audit matters. The Audit Committee meets at least quarterly in executive session, and also meets or otherwise has discussions with our independent auditors, Chief Financial Officer, and management, to review our interim financial results before the publication of our quarterly reports on Form 10-Q and our press releases. Management’s and the independent auditors’ presentations to and discussions with the Audit Committee cover various topics and events that may have significant financial impact and/or are the subject of discussions between management and the independent auditors. The Audit Committee is responsible for establishing procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal control over financial reporting, or auditing matters, including the confidential, anonymous submission by our employees, received through established procedures, of concerns regarding questionable accounting or auditing matters. We have not received any such complaints.

Our independent auditors provide the Audit Committee with the written disclosures and the letter required by Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees,” and the Audit Committee discusses with the independent auditors and management our auditors’ independence.

In accordance with Audit Committee policy and the requirements of law, all services to be provided by Moore Stephens P.C., our independent registered public accounting firm, are pre-approved by the Audit Committee. Pre-approval includes audit services and tax services. No other non-audit related services are currently provided by Moore Stephens to the Company.

The Audit Committee has reviewed and discussed the consolidated financial statements for fiscal year 2005 with management and with our independent auditors. Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America. Moore Stephens, P.C., represented that their presentations included the matters required to be discussed with the independent auditors by Statement on Auditing Standards No. 61, as amended, “Communication with Audit Committees.” This review included a discussion with management of the quality of the Company’s accounting principles, the reasonableness of significant estimates and judgments, and the disclosures related to critical accounting estimates. In reliance on these views and discussions and the report of the independent auditors, the Audit Committee has recommended to the board, and the board has approved, the inclusion of the audited financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2005 as filed with the SEC.

The Audit Committee and the board have also recommended for shareholder ratification the appointment of Moore Stephens, P.C. as the Company’s independent registered public accounting firm for fiscal 2006.

The Audit Committee

Alexander Bienenstock, Chairman
Robert Trause
Peter D. Fischbein

March 29, 2006

The foregoing Report of the Audit Committee, the Compensation Committee Report beginning on page 14 and the Performance Graph beginning on page 23 shall not be deemed to be “soliciting material” or to be filed with the SEC or subject to Regulation 14A under the Exchange Act, or to the liabilities of Section 18 of the Exchange Act. Notwithstanding anything to the contrary set forth in any of our previous filings under the Securities Act of 1933, as amended, or the Exchange Act, that might incorporate future filings, including this proxy statement, in whole or in part, neither of the reports nor the Performance Graph shall be incorporated by reference into any such filings.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Most of the related party transactions arose from the relationship between DCA and its former parent, Medicore, Inc., and the recent merger of Medicore with and into DCA in September, 2005.

DCA was incorporated as a privately-held subsidiary of Medicore in July, 1976 to operate two dialysis centers in Florida. DCA became a public company in 1977 pursuant to its merger with Premium Acceptance Corporation, a New Jersey licensed insurance premium and second mortgage finance company. DCA was a 73% owned public subsidiary of Medicore until 1980 when Medicore completed an exchange offer for DCA’s outstanding common shares resulting in Medicore owning in excess of 99% of DCA.

Through the 1980’s and first half of the 1990’s DCA’s operations represented only a portion of Medicore’s aggregate consolidated revenues. In the mid 1990’s, Medicore began to focus on the development and strategic growth of DCA’s operations. In April, 1996, DCA completed a public offering of common stock resulting in Medicore’s ownership in DCA being reduced from 99% to approximately 75%. At that time, DCA was operating three dialysis centers. Over the years, Medicore’s ownership interest in DCA was reduced to 55.6%. In September, 2005, Medicore merged with and into DCA, and its existence ceased.

Until the merger, certain persons served as members of the board and held executive office positions with each of Medicore and DCA. Thomas K. Langbein served as Chairman of the Board of Directors of each of Medicore and DCA since 1980 and continues to serve DCA in that capacity. He also served as CEO of DCA until May, 2003, when he relinquished that position to Stephen W. Everett, DCA’s current President and CEO. Messrs. Langbein and Everett also serve as directors of DCA’s dialysis subsidiaries. Peter D. Fischbein, an attorney, served as a director of Medicore since 1984 and a director of DCA since 2004. He continues to serve as a director of DCA. See “Proposal No. 1: Election of Directors.” Lawrence E. Jaffe, a director of Medicore since 2000, provided legal representation to each of Medicore and DCA for in excess of 30 years, currently through the firm of Jaffe & Falk, LLC. He serves as corporate Secretary for DCA. Daniel R. Ouzts served as Vice President of Finance, Chief Financial Officer and Chief Accounting Officer of Medicore, which positions he holds with DCA, as well as being DCA’s Treasurer. See “Information About Directors and Executive Officers.”

As part of the merger, DCA acquired approximately $10,000,000 of assets. Medicore satisfied certain obligations, which DCA did not assume upon consummation of the merger, including the buy-out of Thomas K. Langbein’s employment agreement for approximately $1,960,000. Also, Mr. Langbein elected to receive 400,000 common shares of Medicore, which became 272,000 DCA shares based on the merger exchange ratio of .68 of a share of DCA common stock for each Medicore share, under his Medicore employment agreement. Medicore also paid the remaining lease term and extension for approximately $337,000 for Medicore’s (now DCA’s) executive offices in New Jersey, which were occupied by certain officers, directors and counsel of Medicore and DCA, and which continue to be occupied by DCA personnel, including Thomas K. Langbein, Chairman of the Board, Peter D. Fischbein, a director, and Jaffe & Falk, LLC, corporate counsel, with Lawrence E. Jaffe, Esq., a member of Jaffe & Falk, LLC, as corporate Secretary to DCA. The Agreement and Plan of Merger also provided for the survival of indemnification provisions for officers and directors of Medicore.

It was acknowledged that the members of the board of Medicore and DCA as well as their respective executive officers beneficially owned shares of Medicore common stock, and in certain cases, shares of DCA common stock. See “Beneficial Ownership of the Company’s Securities.” None of these directors and officers received any consideration for their Medicore shares that exceeded the number of DCA shares received by all shareholders of Medicore upon application of the exchange ratio in connection with the merger.

Stephen W. Everett had been indebted to the Company for a personal loan provided in May, 2001 in the principal amount of $95,000 with interest accruing at prime minus 1% per annum (floating prime). The loan was secured by Mr. Everett’s DCA options and option shares. In December, 2005, Mr. Everett repaid the loan, which amounted to approximately $117,000 with accrued interest.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

Stephen W. Everett, President, CEO and a director of the Company, entered into a five year employment agreement with the Company effective January 3, 2006, which includes, among other compensation and benefits, an amount of up to 40,000 shares of common stock, 10,000 shares to vest immediately and 30,000 shares, or a pro-rata portion thereof, vesting over the next three years based upon certain performance goals, primarily the Company’s patient census. See “Proposal No. 1: Election of Directors,” “Compensation Committee Report - Compensation of the President and CEO,” and “Executive Compensation - Employment Contracts, Termination of Employment and Change-In-Control Arrangements.”

Messrs. Robert W. Trause, Alexander Bienenstock and Peter D. Fischbein, the independent members of the board and three of the five nominees for directorship (see “Proposal No. 1: Election of Directors”), were each granted 1,000 shares of common stock of the Company, vesting 250 shares at the end of each quarter of 2006. See “Executive Compensation - Compensation of Directors.”

The stock awards of up to 43,000 shares of common stock as described in this section are to be issued under the 1999 Stock Option Plan, and are, therefore, subject to shareholder approval of the amendment to the Plan to provide for stock awards in addition to the granting of options. See “Proposal No. 2: Amendment to the 1999 Stock Option Plan of DCA.”

PROPOSAL NO. 2: AMENDMENT TO THE 1999 STOCK OPTION PLAN OF DCA

The 1999 Dialysis Corporation of America Stock Option Plan (the “Plan”) was adopted by the board on April 6, 1999, and was approved by shareholders on April 21, 1999. The Plan provided for a total of 800,000 shares of common stock reserved for issuance upon the exercise of incentive and/or non-qualified options, increased in 2001 to 1,500,000 shares of common stock authorized for option grants under the Plan, and further increased to 3,000,000 authorized shares as a result of a January, 2004 stock split of the Company’s common stock. There are currently 780,154 shares of common stock available for issuance under the Plan, which is the only equity incentive Plan the Company currently has. The total number of shares of common stock that may be granted under the Plan after the date of the amendment to the Plan may not exceed the number of shares which are available for issuance under the Plan prior to approval of the amendment by shareholders, plus those that become available through forfeiture or cancellation of options granted prior to the amendment. At this time management believes it has a sufficient number of shares available under the Plan to meet its anticipated option grants and for stock awards (assuming shareholder approval sought hereby is obtained) for the foreseeable future.

The Plan provides for grants of options which are exercisable into common stock of the Company. The board has approved an amendment to the Plan to provide for the grant of stock awards to eligible persons. Under the recent employment agreement with Stephen W. Everett, our President and CEO, the Company is to issue up to 40,000 shares of common stock, 10,000 shares vesting immediately and 10,000 shares, or a pro-rata portion thereof, vesting at the end of each of the next three fiscal years, commencing with 2006, based upon a formula relating to the growth in our dialysis patient census. See “Executive Compensation - Employment Contracts, Termination of Employment and Change-In-Control Arrangements.” The board also approved in March, 2006, the issuance of 1,000 shares of common stock each to our three independent board members, Messrs. Fischbein, Bienenstock and Trause, which vest 250 shares each quarter of 2006. The amendment to the Plan to permit the grant of stock awards, in addition to options, will allow the Company to make the required grants under the employment agreement with its President and CEO, under its resolutions to grant shares to three independent directors, and will also enable the Company to make stock awards in the future to assist in attracting and retaining officers, directors and other personnel who have and are expected to contribute to the growth and development of the Company. The name of the Plan will be modified to the “1999 Dialysis Corporation of America Stock Incentive Plan.” No other amendment to the Plan is proposed.

The board recommends you vote “FOR” the approval of the amendment to the Plan.

Summary of the Plan

The following is a summary of the material features of the Plan, modified to reflect the proposed amendment to provide for the grant of stock awards in addition to options issuable under the Plan. The summary is qualified in its entirety by the full text of the Plan, a copy of which is attached to this proxy statement as Appendix A.

The purpose of the Plan is to advance the interests of the Company’s stockholders by enhancing the Company’s ability to attract, retain and motivate persons who make (or are expected to make) important contributions to the Company by providing those persons with opportunities for equity ownership and performance-based incentives and thereby to better align the interests of those person with those of the Company’s stockholders. All of the Company’s key employees, officers, directors, consultants and advisors are eligible to be granted stock options or stock awards under the Plan. The Company has five directors and three officers, one of whom is a director and employee of the Company. The Company together with its subsidiaries has approximately 20 key employees.

Options for an aggregate of 50,000 shares are currently outstanding under the Plan and there are available for issuance, either for option grants or stock awards, 780,154 shares of common stock, subject to adjustment for stock splits or stock combinations. The Company is committed for up to 43,000 stock grants, which include up to 40,000 shares under an employment agreement with its President and CEO, and 3,000 shares in the aggregate for our three independent directors, with vesting schedules as discussed above under this Proposal No. 2.

Options granted under the Plan may be non-qualified or incentive options, and may be exercisable for up to five years. At the discretion of the board, options may be exercisable for cash, common stock with fair market value equal to the cash exercise price, assignment of proceeds, optionee’s personal note, or any combination of such payments. The exercise price of options is no less than 100% of the fair market value of the common stock on the date of grant. Options may be fully exercised and stock awards may fully vest on the date of the grant, or may vest in installments, as the board may specify.

Under present law, incentive stock options and options intended to qualify as performance-based compensation under Section 162(m) of the Internal Revenue Code, as amended (the “Code”), may not be granted at an exercise price less than the fair market value of the common stock on the date of grant (or less than 110% of the fair market value in the case of incentive stock options granted to optionees holding more than 10% of the voting power of the Company). The board may, in its sole discretion, accelerate the time at which any restriction lapses or remove any restriction.

Under the Plan, as amended, the board shall have the right to grant stock awards having the terms and conditions that the board determines, including the grant of shares based upon certain conditions or subject to the right of the Company to repurchase all or part of the shares from the recipient in the event that the conditions specified in the award are not satisfied prior to the end of the restriction period established for the award. To date, the Company has only granted stock options and only at the market price of the date of grant, except for the 43,000 stock award commitments as discussed above. Option and stock awards granted under the Plan may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, and shall be so restricted in accordance with the securities law and as the board may determine, other than by will or by the laws of descent or distribution.

The board may amend, modify, suspend, or terminate the Plan at any time as the board may deem advisable, except that the board shall not, without shareholders’ authorization, materially increase the total amount of shares which may be awarded under the Plan, materially decrease the benefits accruing to participants under the Plan, change the class of eligible participants, or extend the duration of the Plan. To the extent necessary and desirable to comply with any applicable law, rule and regulation, the Company is obtaining shareholder approval of this amendment to the Plan in a manner and to the extent required by such applicable law, rule or regulation. Amendments become effective when adopted by the board, so long as requisite shareholder approval has been obtained.

The affirmative vote of a majority of the common stock voting is necessary for the amendment to add stock awards to the Plan. Abstentions and broker non-votes are not deemed voted and will not have any effect on the vote for the amendment to the Plan.

Federal Income Tax Information

The following general summary of the federal income tax consequences to the Company and to recipients of awards under the Plan is not intended to be exhaustive, does not address certain special federal tax provisions, and does not address state, municipal or foreign tax laws.

Tax Treatment of Non-Statutory Stock Options. Under Section 83 of the Code, persons granted options, or optionees, realize no taxable income when a non-statutory stock option is granted. Instead, the difference between the fair market value of the stock and the option price paid on exercise is taxed as ordinary compensation income as of the date of exercise if the stock is not subject at that time to a “substantial risk of forfeiture,” as defined in Section 83.

The Company receives no tax deduction on the grant of a non-statutory stock option, but is entitled to a tax deduction when the optionee recognizes taxable income on or after exercise of the option in the same amount as the income recognized by the optionee.

Tax Treatment of Incentive Stock Options. Under Section 422 of the Code, an optionee incurs no federal income tax liability on either the grant or exercise of an incentive stock option. If the stock is held for at least one year after the date of exercise of the option and at least two years after its date of grant, any gain realized on the subsequent sale of the stock will be taxed as long-term capital gain. If the stock is disposed of within a shorter period, the optionee will be taxed, with respect to the gain realized, as if he had then received ordinary compensation income in an amount equal to the difference between the fair market value of the stock on the date of exercise of the option and its fair market value on the date on which the option was granted. The balance of the gain realized will be taxed as capital gain, long-term or short-term depending on the holding period since the date of exercise.

The Company receives no tax deduction on the grant or exercise of an incentive stock option, but is entitled to a tax deduction if the optionee recognizes ordinary compensation income on account of a premature disposition of an incentive stock option stock in the same amount and at the same time as the optionee recognized income.

Tax Treatment of Stock Awards. Generally, a person who received an award of stock will recognize taxable income at the time the stock is received and, generally, a person who received an award of stock subject to one or more restrictions will not recognize taxable income at the time the stock is received, but will recognize ordinary compensation income when any such restriction lapses in an amount equal to the excess of the aggregate fair market value, as of the date the restriction lapses, over the amount, if any, paid by the recipient for the restricted stock. Alternatively, a person receiving restricted stock may elect, in accordance with Section 83(b) of the Code, to be taxed on the excess of the fair market value of the shares of restricted stock at the time of grant over the amount, if any, paid by the awardee, notwithstanding the existence of restrictions on the stock. All those taxable amounts are deductible by the Company at the time and in the amount of the ordinary compensation income recognized by the awardee. The full amount of dividends or other distributions of property made on the restricted stock prior to the lapse of the restrictions will constitute ordinary compensation income to the awardee, and the Company will be entitled to a deduction at the same time and in the same amount.

PROPOSAL NO. 3: RATIFICATION OF THE APPOINTMENT OF
THE INDEPENDENT AUDITORS

Our Audit Committee has re-appointed the accounting firm of Moore Stephens, P.C., to audit and report on our financial statements for the year ended December 31, 2006.

Moore Stephens, P.C. performed the audit of our annual financial statements as of and for the years ended December 31, 2003, 2004, and 2005, and reviewed the financial statements included in our quarterly reports on Form 10-Q for 2005.

Although shareholder ratification of the appointment of our independent auditors is not required by law since the Audit Committee has sole authority to hire and dismiss the independent auditors, as a matter of good corporate governance our Audit Committee has determined to submit the appointment of Moore Stephens, P.C. as the Company’s independent auditors for the year 2006 for ratification by our shareholders.

A representative of Moore Stephens is expected to be present at the annual meeting and will have the opportunity to make a statement, and will be available to respond to appropriate questions from shareholders.

Vote Required and Recommendation

The proposal to ratify the appointment of Moore Stephens, P.C., as the Company’s independent auditors for fiscal 2006 will be approved by stockholders if it receives the affirmative vote of a majority of the votes cast. Abstentions and broker non-votes are not deemed as votes cast.

The board recommends you vote “FOR” ratifying the appointment of Moore Stephens, P.C. as the Company’s independent auditors for fiscal 2006.

Fees Paid to Independent Auditors

Audit Fees

The fees of Moore Stephens for professional services rendered for the audit of the Company’s annual financial statements for fiscal 2005 were $47,000 and for fiscal 2004 were $32,000. Moore Stephens’ fees for professional services for review of the unaudited financial statements included in the Company’s quarterly reports on Form 10-Q for fiscal 2005 were $11,000 and for fiscal 2004 were $8,800.

Audit Related Fees

Moore Stephens did not perform any assurance and related services for the Company, or any other services reasonably related to the performance of the audit or review of its financial statements during the fiscal years 2005, 2004, and 2003, that were not otherwise audit services as described above, except for audit related services in connection with the merger of Medicore, Inc., the Company’s former parent, with the Company in September, 2005, for which Moore Stephens charged $4,300 during fiscal 2005.

Tax Fees

Moore Stephens handled the calculation and preparation of materials related to estimated taxes and the preparation of tax returns for 2004 and 2005. The tax fees for 2005 were $25,000 and for 2004 were $22,000.

All Other Fees

In addition to the professional services and fees billed as described above, during fiscal 2005, Moore Stephens performed research on accounting and tax matters in connection with the merger of the Company and its former parent for a fee of $1,200, and performed an audit of the Company’s 401(k) retirement plan for a fee of $6,000.

Our Audit Committee has established pre-approval policies and procedures, pursuant to which it approved the foregoing audit and permissible non-audit services provided by Moore Stephens in 2005. To date, the Company has not obtained any non-mermissible, non-audit services from Moore Stephens. The Audit Committee’s pre-approval policy provides each audit and permitted non-audit service to be reviewed for a determination of approval by the Audit Committee, including the fees charged for such services. Requests or application for specific services to be provided by the independent auditor are also submitted to our Chief Financial Officer, and must include a detailed description of the services to be rendered. Our Chief Financial Officer provides the Audit Committee with a report as to the scope and applicability of the proposed services with further communications between and among the auditors, the Chief Financial Officer, and the Audit Committee, as necessary for further clarification and evaluation. The Audit Committee will make the determination that any requested audit and/or non-audit services, upon the above mentioned review process, (a) are necessary and within the scope of the Company’s operations and reporting responsibilities, and (b) will not, in its opinion and evaluation, impair the auditor’s independence, nor be considered a prohibited non-audit service consistent with the SEC’s rules relating to these issues. The Audit Committee provides a report of its approval or disapproval of requested audit and non-audit services to management and the board for implementation. The Audit Committee monitors the performance of all services provided by the independent auditors and determines whether such services are in compliance with its approval policies. The Audit Committee reports to management on a periodic basis on the results of its monitoring, and recommends appropriate action.

OTHER BUSINESS

Management is not aware of any other business to be presented for action at the annual meeting other than the three proposals of management as disclosed in this proxy statement. If, however, any other business should be properly brought before the annual meeting, those persons named in the accompanying proxy will vote proxies as in their discretion they may deem appropriate, unless you direct them to do otherwise in your proxy.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors, executive officers and 10% shareholders to file reports with the SEC, the Nasdaq Stock Market and our Company, indicating their beneficial ownership of common stock of the Company and any changes in their beneficial ownership. As a matter of practice, our counsel usually assists the officers and directors in preparing the beneficial ownership reports and reporting changes in beneficial ownership. Counsel will usually handle the filing of those beneficial ownership reports. The rules of the SEC require that we disclose failed or late filings of reports of Company stock ownership by our directors and executive officers. To the best of our knowledge, and based solely on review of such forms filed with the Company, all beneficial ownership reports by these reporting persons for the year 2005 were filed on a timely basis.

OTHER MATTERS

Availability of Annual Report

The Company is including with this proxy statement a copy of its Annual Report on Form 10-K for the year ended December 31, 2005, which has been filed with the SEC. Portions of this proxy statement have been incorporated by reference into the Annual Report, particularly Part III of such Annual Report. The Company will furnish to any shareholder upon request any exhibits in the exhibit list of the Annual Report upon payment of reasonable fees relating to the furnishing of such exhibits. Requests for copies should be directed to the corporate Secretary, Lawrence E. Jaffe, Esq., Jaffe & Falk, LLC, 777 Terrace Avenue, Hasbrouck Heights, NJ 07604. The Annual Report on Form 10-K is available on the SEC’s internet site at www.sec.gov, which contains reports, proxy and information statements and other information regarding issuers that file electronically with the SEC.

Available Information

The Company is subject to the informational reporting requirements of the Exchange Act. In accordance therewith, we file reports, information and proxy statements and other information with the SEC and Nasdaq. The Company will provide to any shareholder, upon request and without charge, copies of all documents so filed. Written, telephone, fax or email requests should be made to our corporate Secretary, Lawrence E. Jaffe, Esq. For address, see above; fax: 201-288-8208; telephone: 201-288-2828; and email: lej@jaffefalkllc.com. If you request exhibits, there will be a charge for our reasonable expenses.

Proxies

It is important that proxies be returned promptly to avoid unnecessary expenses. Therefore, all holders of common stock as of the record date, April 21, 2006 (even those planning to attend the meeting) are urged, regardless of the number of shares owned, to sign, date and return the enclosed proxy in the business reply envelope, also enclosed, or submit a proxy by telephone or Internet in accordance with the instructions on the enclosed proxy card. Shareholders attending the annual meeting may withdraw their proxies and vote in person.

Stockholders Sharing the Same Last Name and Address

We are sending only one copy of our Annual Report on Form 10-K and proxy statement to stockholders who share the same last name and address, unless they have notified us that they want to continue receiving multiple copies. This practice, known as “householding,” is designed to reduce duplicate mailings and save significant printing and postage costs.

If you received a householded mailing this year and you would like to have additional copies of our Annual Report and proxy statement mailed to you, please submit your request to our corporate Secretary via email at lej@jaffefalkllc.com, by fax to (201) 288-8208, or by mail to Lawrence E. Jaffe, Esq., Jaffe & Falk, LLC, 777 Terrace Avenue, Hasbrouck Heights, NJ 07604.

APPENDIX A
AMENDMENT

TO

1999 STOCK OPTION PLAN

OF

DIALYSIS CORPORATION OF AMERICA

The 1999 Stock Option Plan of Dialysis Corporation of America (the “Plan”) is amended, primarily for adding stock awards, as follows:

1. Title: The Plan shall be entitled and all references throughout the Plan and any and all amendments and exhibits to the Plan shall be the “Dialysis Corporation of America 1999 Stock Incentive Plan,” hereinafter referred to as the “Plan.”

2. Stock Awards: Certain provisions referring to Options, whether Incentive Options or Non-Qualified Options, shall have the phrase “and/or Stock” immediately succeeding such provision, except for the provisions directly defining Options and their exercise; and certain provisions relating to Option grants are modified to “Awards.”

3. Non-material clarifications of: (i) the definition of Fair Market Value in Section 2.1(c); (ii) the definition of “Key Individual” in Section 2.1(l); (iii) the last paragraph of Section 5; and (iv) portions of Sections 16 and 17.3.

4. Add new Section 10 for Stock Awards; and renumber succeeding sections.

DIALYSIS CORPORATION OF AMERICA

1999 STOCK INCENTIVE PLAN

__________

1. Purpose. DIALYSIS CORPORATION OF AMERICA, a Florida corporation, (the “Company”) hereby establishes the Dialysis Corporation of America 1999 Stock Incentive Plan (the “Plan”). The purpose of the Plan is to advance the interests of the Company and its stockholders by providing a means by which the Company and its subsidiaries (“Affiliates”) shall be able to attract, retain and reward competent officers, directors, consultants, key employees (including officers and directors who are employees), attorneys, advisors and others (“Participants”), and provide such persons with an opportunity to participate in the increased value of the Company which their effort, initiative, and skill have helped and will help to produce. The Plan and granting of options and/or Stock shall encourage those persons to have a proprietary interest in the Company and to provide their continued efforts.

This Plan authorizes the “Committee” or the “Board” to grant “Incentive Options” and/or Stock to “Key Employees” and to grant “Non-Qualified Options” and/or Stock to “Key Employees” and to “Key Individuals” selected by the Committee or the Board while considering such criteria as employment position or other relationship with the Company, duties and responsibilities, ability, productivity, length of service or association, interests of the Company and other matters.

2. Definitions.

2.1 The following terms, whenever used in this Plan, shall have the meanings set forth below.

(a) “Affiliate” means any corporation, a majority of the voting stock of which is directly or indirectly owned by the Company.

(b) “Affiliation” or “Affiliated” means any person who has a relationship with or is otherwise then affiliated with the Company as a Participant; the absence or cessation of the designation as Participant shall mean that such person no longer has an Affiliation or is Affiliated with the Company or an Affiliate.

(c) “Award” means a grant made under this Plan in the form of Incentive Options, Non-Qualified Options, and/or Stock.

(d) “Board” means the Board of Directors of the Company.

(e) “Code” means the Internal Revenue Code of 1986, as amended.

(f) “Committee” means a committee appointed by the Board.

(g) “Company” means Dialysis Corporation of America and its Affiliates unless the context otherwise indicates.

(h) “Exercise Price” shall mean the price per Share of Stock at which an Option may be exercised.

(i) “Fair Market Value” of a Share as of a specified date shall mean the closing price of a Share on the Nasdaq Stock Market or the principal securities exchange on which such Shares are traded on the day immediately preceding the date as of which Fair Market Value is being determined, or on the next preceding date on which such Shares are traded if no Shares were traded on such immediately preceding day; or if the Shares are not traded on the Nasdaq Stock Market or a securities exchange, Fair Market Value shall be deemed to be the average of the high bid and low asked prices of the Shares in the over-the-counter market on the day immediately preceding the date as of which Fair Market Value is being determined or on the next preceding date on which such high bid and low asked prices were recorded. If the Shares are not publicly traded, Fair Market Value shall be determined by the Committee or the Board, taking into consideration all factors it deems appropriate, including, without limitation, recent sale and offer prices of the Stock in private transactions negotiated at arm’s length. In no case shall Fair Market Value be less than the par value of the Stock.

(j) “Incentive Options” means “incentive stock options” as that term is defined in the Code Section 422(b), or its successor.

(k) “Key Employee” means any person designated by the Committee who is employed by the Company and whose continued employment is considered to be in the best interests of the Company.

(l) “Key Individual” means any consultant, attorney, advisor or other person who the Board or Committee determines is committed to the interests of the Company or its Affiliates.

(m) “Non-Qualified Options” mean Options that are not meant to qualify as “incentive stock options” under Code Section 422(b), or its successor.

(n) “Option” means a right to purchase Stock granted pursuant to the terms and conditions of a Stock Option Agreement or Stock Option Certificate.

(o) “Option Shares” means the shares of Stock underlying an Option granted pursuant to the Plan.

(p) “Participant” means a person designated by the Board or the Committee to receive an Award under the Plan who has a relationship with or is otherwise then Affiliated with the Company as either an officer or director, including Key Employees and Key Individuals.

(q) “Plan” means this Dialysis Corporation of America 1999 Stock Incentive Plan, as amended from time to time.

(r) “Share” means a share of Stock adjusted in accordance with Section 14 of the Plan (if applicable).

(s) “Stock” means the common stock, $.01 par value per share, of the Company.

(t) “Successor” means the legal representative of the estate of a deceased Participant or the person or persons who may acquire the right to exercise an Option or to receive Shares issuable in satisfaction of an Award, by bequest or inheritance.

(u) “Term” means the period during which an Option may be exercised.

2.2 Gender and Number. Except when otherwise indicated by context, reference to the masculine gender shall include, when used, the feminine gender and any term used in the singular shall also include the plural.

3. Administration. The Plan shall be administered by the Board; provided, to the extent the Board deems it advisable or the law requires the same, the Board may appoint a Committee consisting of not less than three (3) members to administer the Plan. The Board may from time to time remove members from, or add members to, the Committee. Vacancies on the Committee, however caused, shall be filled by the Board. Hereinafter all references in this Plan to the Board with respect to the administration of the Plan shall mean the Committee upon the formation of such Committee. Subject to the provisions of the Plan, the Board shall determine the persons to whom and the time or times at which Awards shall be granted, the number of Shares to be subject to each Award, the Term of each Option grant, whether such Options shall be “Incentive Options” or “Non-Qualified Options”, and shall determine other terms, conditions and provisions of the respective Awards, which may or may not be identical, including but not limited to restrictions that may be imposed on the Awards and Shares, the nature of such restrictions. The Board shall also interpret the Plan, prescribe, amend and rescind rules and regulations relating to the Plan, and make all other determinations necessary or advisable for the administration of the Plan. The determinations of the Board shall be made in accordance with its judgment as to the best interests of the Company and its stockholders and in accordance with the purposes of the Plan. A majority of members of the Board shall constitute a quorum, and all determinations of the Board shall be made by a majority of its members. Any determination of the Board under the Plan may be made, after the consultation of the entire Board, without notice or meeting of the Board, by a writing signed by a majority of the Board.

The Board may authorize the modification, extension or renewal of any Award outstanding under the Plan, or accept the exchange of outstanding Awards (and as to Options, only to the extent not theretofore exercised) for the granting of new Awards in substitution therefor, when, and subject to such conditions, as are deemed to be in the best interests of the Company and in accordance with the purposes of the Plan, provided notwithstanding the foregoing, no such modifications of an Award shall, without the consent of the Participant, alter or impair any rights or obligations under any Award theretofore granted under the Plan.

No member of the Board shall be liable for any action or determination made in good faith with respect to the Plan or any Award granted under it.

4. Shares Available Under the Plan. The number of Shares available for distribution under this Plan shall not exceed 3,000,000 Shares (subject to adjustment in accordance with Section 14 hereof. These Shares may consist, in whole or in part, of authorized but unissued Stock or treasury Stock not reserved for any other purpose. Any Shares subject to the terms and conditions of an Award under this Plan which are not used because the terms and conditions of the Award are not met, or the Options granted under the Plan shall expire or terminate for any reason without having been exercised, or shall cease for any reason to be exercisable in whole or in part, may again be used for an Award under the Plan.

5. Participation. Participation in the Plan shall be limited to Participants of the Company selected by the Board. Participation is entirely at the discretion of the Board, and is not automatically continued after an initial period of Participation or Affiliation.

Incentive Options may be granted only to Key Employees. Non-Qualified Options and/or Stock may be granted to both Key Employees and Key Individuals. Key Employees and Key Individuals may hold more than one Award under the Plan and may hold Awards granted pursuant to other plans or otherwise. The terms of each type of Award need not be identical, and the Board need not treat Participants uniformly.

6. Stock Options.

6.1 Agreements. An Award of an Option shall be evidenced by a Stock Option Certificate in such form and not inconsistent with the Plan as the Board shall approve from time to time, which shall include the following terms and conditions:

(a) Type of Option; Number of Shares. A statement identifying the Option represented thereby as an Incentive Option or a Non-Qualified Stock Option and the number of Shares to which the Option applies and shall provide for adjustment in accordance with the provisions of Section 14 hereof.

(b) Option Price. A statement of the Exercise Price for the Stock subject to the Option.

(c) Exercise Term. A statement of the Term of each Option granted as established by the Board, subject to earlier termination as provided in Sections 6.2 and 6.3 of the Plan, and provided that no Option shall be exercisable after five years from the date of grant.

(d) Payment for Shares. A statement that the Exercise Price shall be payable in cash in full at the time of exercise.

(e) Nontransferability. Each Stock Option Certificate shall state that the Option is not transferable other than by will or the laws of descent and distribution or a Change in Control of the Company as provided in Section 8 hereof, and during the lifetime of the Participant is exercisable only by him or by his guardian or legal representative; or to the extent approved by the Board, pursuant to a qualified domestic relations order as defined by the Code, or the rules thereunder. No Option granted hereunder may be pledged or hypothecated, nor shall any such Option be subject to execution, attachment or similar process.

(f) Rights as a Shareholder. An Optionee shall have no rights as a shareholder with respect to any Shares covered by his Option until the date of the issuance of a stock certificate for such Shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as provided in Section 15.

6.2 Termination of Affiliation Due to Death, Disability, or Retirement. If a Participant ceases Affiliation with the Company or an Affiliate by reason of his death, permanent disability or retirement at or after age 65 all Options outstanding shall remain exercisable for a period of nine (9) months from such death, disability or retirement, but not beyond the expiration date of said Options. If the termination of Affiliation is due to retirement, then any vesting period as provided in the Stock Option Certificate, if not then completed, shall continue during such nine (9) month period commencing from the retirement date. If termination of Affiliation is due to death or permanent disability of the Participant, all such Participant’s Options shall become fully exercisable. For this purpose, Affiliation will be treated as continuing intact while the Participant is on sick leave or other bona fide leave of absence, to be determined in the sole discretion of the Board.

6.3 Termination of Affiliation for Reasons Other Than Death, Disability or Retirement. Except as otherwise determined by the Board:

(a) In the event a Participant ceases Affiliation with the Company voluntarily or involuntarily, except for the involuntary termination for cause, death, retirement or permanent disability, if there is a vesting period, then any Shares not vested to the date of such termination shall be forfeited; and, in any event, the Participant shall have thirty (30) days from such termination to exercise the Option, to the extent of Shares then vested, at the Exercise Price.

(b) In the event a Participant ceases Affiliation with the Company by involuntary termination for cause, the Option shall immediately be null and void, notwithstanding the extent of Shares then vested.

“Voluntary termination” means cessation of Affiliation with the Company based upon free choice or free will for whatever reason. Free choice and free will remain free choice and free will and shall not be affected or deemed involuntary due to the nature of working conditions, salary, personal relationships, the outlook for the Company or its business or similar reasons. “Involuntary termination for cause” includes (i) conviction of a felony, (ii) willful failure to carry out the policies and directives of management and/or the Board of Directors, (iii) breach of any agreement, representation or covenant with the Company, (iv) engaging, alone or with others, in felonious or other dishonest acts or practices, or (v) non-performance of the Optionee’s obligations and responsibilities to the Company or not acting in the best interests of the Company.

(c) If the Option is an Incentive Option, no Stock Incentive Option or Stock Option Certificate shall:

(i) permit any Optionee to exercise any Incentive Option more than three (3) months after the date the Optionee ceased to be employed by the Company if the reason for the Optionee’s cessation of employment was other than his death or his disability (as such term is defined by Section 105(d) (4) of the Code); or

(ii) permit any Optionee to exercise any Incentive Option more than nine (9) months after the date the Optionee ceased to be employed by the Company if the reason for the Optionee’s cessation of employment was the Optionee’s disability (as such term is defined by Section 105(d) (4) of the Code); or

(iii) permit any person to exercise any Incentive Option more than nine (9) months after the date the Optionee ceased to be employed by the Company if either (A) the reason for the Optionee’s cessation of employment was his death or (B) the Optionee died within three (3) months after ceasing to be employed by the Company; or

(iv) permit the Exercise Price of an Incentive Option, which shall be determined by the Board at the time of grant, to be less than one hundred percent (100%) of the Fair Market Value of a share of Stock on the date the Option is granted; provided, however, that if a Key Employee to whom an Incentive Option is granted owns more than 10% of the total combined voting power of all classes of shares of the Company at the time of the grant, the Exercise Price per share of Stock shall be determined by the Board but shall not be less than one hundred ten percent (110%) of the Fair Market Value of a share of Stock on the date the Option is granted. The Exercise Price per share of Stock under each Option granted pursuant to the Plan which is not an Incentive Option shall be determined by the Board at the time of grant but shall not be less than one hundred percent (100%) of the Fair Market Value of a share of Stock on the date the Option is granted, unless the Board shall have approved a lower percentage with respect to such Option. The day on which the Board approves the granting of an Option shall be deemed for all purposes hereunder the date on which the Option is granted.

6.4 Acceleration of Vesting and Exercise Due to Change in Control or Registration of the Shares.

If there is any vesting period, then:

(a) Should the Company file a Form S-8 registration to cover the Options or Shares, for which registration there is no present intent, on the effective date of such registration the Shares shall immediately fully vest and the Options shall become fully exercisable.

(b) Change in Control, as provided in Section 8 hereof, shall also provide for full exercisability of the Option.

7. Termination of Affiliation. Transfers of employment or directorships, or as consultant, advisor or attorney between the Company and an Affiliate, or between Affiliates, will not constitute termination of Affiliation for purposes of any Award.

8. Change in Control. Upon the occurrence of any Change in Control through an Acquiring Person, Reorganization or Board Change as set forth herein, all Options granted under the Plan shall be fully exercisable and the Company or surviving entity shall immediately redeem all outstanding Options for cash in an amount equal to the excess of the greater of (i) the price per Share paid in such acquisition by Acquiring Person or in such Reorganization, or (ii) the highest Fair Market Value of the Stock during ten (10) days following a public announcement that an Acquiring Person has acquired the requisite beneficial ownership of the outstanding Stock or ten (10) days following the commencement of or announcement of an intention to make a tender offer or exchange offer the consummation of which would result in the requisite beneficial ownership by an Acquiring Person, or (iii) the Fair Market Value upon a Change in the Board, over the Exercise Price.

8.1 Acquiring Person. Any person or group of Affiliated or associated persons, other than present management, its parent, or Optionees, who have acquired beneficial ownership of twenty-five (25%) percent or more of the outstanding Shares, or who commence, or announce an intention to make a tender offer or exchange offer the consummation of which would result in the beneficial ownership by a person or group of twenty-five (25%) percent or more of such outstanding Shares, and such acquisition is completed.

8.2 Reorganization. A reorganization shall mean that substantially all of the assets of the Company are acquired by another person or entity other than the existing Board (see Section 8.3) or a reorganization involving the acquisition of the Company by another or its merger or consolidation with another. The Reorganization shall be deemed to have occurred upon consummation or the reorganization transaction.

8.3 Board Change. Board Change shall be the date that a majority of the Board shall be persons other than persons (a) for whose election proxies shall have been solicited by the Board, or (b) who are then serving as directors appointed by the Board to fill vacancies on the Board caused by death or resignation (but not by removal) or to fill newly created directorships.

Within ten (10) days of such Change in Control, the Company, Acquiring Person or successor, as the case may be, shall give written notification to the Participant of such redemption of the Options. The Participant shall have the right to elect to keep the Options by written notification to the Company, Acquiring Person, or successor, as the case may be, within five (5) days of the redemption notification by virtue of any Change in Control. Notwithstanding anything herein to the contrary, the Options shall continue in full force and effect upon such Change in Control if elected to be kept by the Participant even if subsequent to but by virtue of such Change in Control the Participant no longer has an Affiliation. Such Options shall thereafter terminate as otherwise provided in the Plan.

9. Exercise of Option. Subject to the provisions of Section 6 to 8, each Award under the Plan shall be exercisable as follows:

9.1 Vesting. The Option shall be either fully exercisable on the date of grant or shall become exercisable thereafter in such installments as the Board may specify.

9.2 Full Vesting of Installments. Once an installment becomes exercisable it shall remain exercisable until expiration or termination of the Option, unless otherwise specified by the Board.

9.3 Partial Exercise. Each Option may be exercised at any time or from time to time, in whole or in part, in accordance with its terms, for up to the total number of Shares with respect to which it is then exercisable.

9.4 Acceleration of Vesting. The Board shall have the right to accelerate the date of exercise of any Award.

10. Stock Awards.

10.1 Terms and Conditions. The Board shall determine the terms and conditions of any Stock Award, including the conditions for repurchase or forfeiture and the issue price, if any. Any one or more certificates issued to cover a Stock Award shall be registered in the name of the Participant. Unless otherwise determined by the Board, the Participant shall deposit such certificates together with a stock power endorsed in blank by the Participant with the Company or its designee. At the expiration of a restriction period, the Company (or such designee) shall deliver to the Participant the certificate representing Shares that are no longer subject to restrictions.

10.2 Transferability of Stock Awards. Stock Awards shall not be sold, assigned, transferred, pledged or otherwise encumbered by the Participant, except (a) by will or the laws of descent and distribution; or (b) to immediate family members to the extent permitted by applicable laws, provided that the transferee delivers to the Company a written instrument agreeing to be bound by all of the terms of the Award as if the transferee were the person to whom it was granted. “Immediate family members” shall consist only of a person’s spouse, parent, issue, or any spouse of any such parent or issue (including issue by adoption), or a trust established for the benefit of a person’s spouse, parent, issue or any spouse of any such parent or issue (including issue by adoption). References to a Participant, to the extent relevant in the context, shall include references to authorized transferees.

10.3 Documentation. Each Stock Award under the Plan shall be evidenced by a written instrument in such form as the Board shall determine. Each Stock Award may contain terms and conditions in addition to those set forth in the Plan.

10.4 Termination of Status. The Board shall determine the effect on a Stock Award of the disability, death, retirement, authorized leave of absence, or other change in the employment or other status of a Participant, and the extent to and the period during which, the Participant or the Participant’s legal representative, conservator or guardian may exercise rights under the Award.

11. Effective Date of the Plan. The Plan was adopted by the Board and stockholders as of April 21, 1999. The Plan shall expire at the end of the day on April 20, 2009 (except as to Options outstanding on that date).

12. Right to Terminate Affiliation. Nothing in the Plan shall confer upon any Participant the right to continue Affiliation with the Company or affect any right which the Company may have to terminate such Affiliation of the Participant.

13. Withholding Taxes. The Company shall have the right to deduct from all payments under this Plan, whether in cash or in Stock, an amount necessary to satisfy any federal, state or local withholding tax requirements.

14. Amendment, Modification and Termination of the Plan. The Board may at any time terminate, suspend, amend or modify the Plan in any respect at any time, except that the Board will not, without authorization of the stockholders of the Company obtained within 12 months before or after the Board adopts a resolution authorizing the effectuation of any change (other than through adjustment for changes in capitalization as provided in Section 15) which will:

(a) Materially increase the total amount of Stock which may be awarded under the plan.

(b) Materially decrease the benefits accruing to Participants under the Plan;

(c) Change the class of Participants eligible to participate in the Plan.

(d) Extend the duration of the Plan.

No termination, suspension, amendment or modification of the Plan will adversely affect any right acquired by any Participant or any Successor under an Award granted before the date of termination, suspension, amendment or modification, unless otherwise agreed to by the Participant; but it will be conclusively presumed that any adjustment for changes in capitalization provided for in Section 15 does not adversely affect any right.

15. Adjustment for Changes in Capitalization. Upon the occurrence of any of the following events, a Participant’s rights shall be adjusted as hereinafter provided, unless otherwise specifically provided in the Stock Option Certificate as per Section 6.1 or Stock Award documentation:

15.1 Stock Dividends and Stock Splits. Any change in the number of outstanding Shares occurring through Stock splits, reverse Stock splits, or Stock dividends after the grant of an Award will be reflected proportionately in the aggregate number of Shares then available for Awards and in the number of Shares subject to Awards then outstanding; and a proportionate change will be made in the Exercise Price as to any outstanding Options.

15.2 Consolidations or Mergers. If the Company shall be the surviving corporation in any merger or consolidation, each outstanding Option shall pertain and apply to the securities to which a holder of the number of Shares subject to the Option would have been entitled.

15.3 Recapitalization or Reorganization. In the event of a recapitalization or reorganization of the Company (other than a transaction described in Section 15.2 above) pursuant to which securities of the Company or of another corporation are issued with respect to the outstanding shares of Stock, an Optionee upon exercising an Option shall be entitled to receive for the Exercise Price the securities he would have received if he had exercised his Option prior to such recapitalization or reorganization.

15.4 Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, each Option will terminate immediately prior to the consummation of such proposed action or at such other time and subject to such other conditions as shall be determined by the Board.

15.5 Issuances of Securities. Except as expressly provided herein, no issuance by the Company of shares of Stock or any class, or securities convertible into shares of Stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to the Options. No adjustments shall be made for dividends paid in cash or in property other than securities of the Company.

15.6 Fractional Shares. No fractional shares shall be issued under the Plan and any fractional Shares resulting from adjustments as provided herein will be rounded to the nearest whole Share.

15.7 Adjustments. Upon the happening of any of the events described in Sections 15.1, 15.2 or 15.3 above, the class and aggregate number of Shares set forth in Section 4 hereof that are subject to Options which previously have been or subsequently may be granted under the Plan shall also be appropriately adjusted to reflect the events described in such subparagraphs. The Board or the successor Board shall determine the specific adjustments to be made under this Section 15 and, subject to Section 3, its determination shall be conclusive.

15.8 Company’s Right to Make Adjustments and Reorganizations. The grant of an Award pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

16. Securities Law Requirements. No Award shall be made nor shall any Shares be issued upon the exercise of any Option unless and until the Company has determined that (i) it and the Participant have taken all actions required to register the Shares under the Securities Act of 1933 or perfect an exemption from the registration requirements thereof; (ii) any applicable listing requirement of any stock exchange or Nasdaq Stock Market on which the Stock is listed has been satisfied; and (iii) any other applicable provision of state or federal law has been satisfied. The Company shall not be required to issue or deliver any certificates for shares of Stock Awarded or purchased upon the exercise of an Option prior to (i) if requested by the Company, the filing with the Company by the Participant of a representation in writing that it is the Participant’s then present intention to acquire the Stock being Awarded or purchased for investment and not for resale, and/or (ii) the completion of any registration or other qualification of such Shares under any government or self-regulatory body, which the Company shall determine to be necessary or advisable. Nothing herein is deemed nor shall be construed to confer any registration rights upon the Participant for an Award or the Shares, and no such registration right with respect to any Award or Share is provided to any Participant by the Company.

17. Miscellaneous.

17.1 Proceeds. The proceeds received by the Company from the sale of the Shares pursuant to the exercise of the Option will be used for general corporate purposes.

17.2 No Obligation to Exercise. The granting of an Award shall impose no obligation upon the Participant to exercise any Option.

17.3 Means of Exercising Options. An Option (or any part thereof) shall be exercised by giving written notice to the Company at its principal office address. The notice shall identify the Option being exercised and specify the number of Shares as to which such Option is being exercised, accompanied by full payment of the Exercise Price therefor either (a) in United States dollars in cash or by check, or (b) at the discretion of the Board, through delivery of Shares having a Fair Market Value equal as of the date of the exercise to the cash exercise price of the Option, (c) at the discretion of the Board, by delivery of the Optionee’s personal note (recourse or non-recourse as the Board shall then determine) bearing interest payable not less than annually at not less than 100% of the lowest applicable Federal rate, as defined in Section 1274 (d) of the Code or any successor section, (d) at the discretion of the Board and consistent with applicable law, through the delivery of an assignment to the Company of a sufficient amount of the proceeds from the sale of the Stock acquired upon exercise of the Option and an authorization to the broker or selling agent to pay that amount to the Company, which sale shall be at the Optionee’s direction at the time of exercise, or (e) at the discretion of the Board, by any combination of (a), (b), (c) and (d) above.

17.4 Governing Law, Construction. The validity and construction of the Plan and the agreement evidencing Awards shall be governed by the laws of the State of Florida, or the laws of any jurisdiction in which the Company or its successors in interest may be organized.

17.5 Incentive Options; Disqualifying Disposition. Notwithstanding that Stock issued upon exercise of an Incentive Option is sold within one year following the exercise of such Incentive Option or within two years of grant of the Incentive Option so that the sale constitutes a disqualifying disposition for Incentive Option treatment under the Code, no provision of this Plan shall be construed as prohibiting such a sale.

17.6 Compliance with Code. The aspects of this Plan with respect to Incentive Options are intended to comply with Section 422 of the Code and the regulations promulgated thereunder. In the event any future statute or regulation shall modify the existing statute, the aspects of this Plan with respect to Incentive Options shall be deemed to incorporate by reference such modification. Any Stock Option Certificate relating to any Option granted pursuant to this Plan outstanding and unexercised at the time any modifying statute or regulation becomes effective shall also be deemed to incorporate by reference such modification and no notice of such modification need be given to Optionee.

If any provision of the aspects of this Plan with respect to Incentive Options is determined to disqualify the shares of Stock purchasable pursuant to the Options granted under this Plan from the special tax treatment provided by Code Section 422, such provision shall be deemed null and void and to incorporate by reference the modification required to qualify the shares of Stock for said tax treatment.

VOTE BY INTERNET OR TELEPHONE

QUICK ★★★ EASY ★★★ IMMEDIATE

DIALYSIS CORPORATION OF AMERICA.

- You can now vote your shares electronically through the Internet or the telephone.
- This eliminates the need to return the proxy card.
- Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card.

TO VOTE YOUR PROXY BY INTERNET

www.continentalstock.com

Have your proxy card in hand when you access the above website. You will be prompted to enter the company number, proxy number and account number to create an electronic ballot. Follow the prompts to vote your shares.

TO VOTE YOUR PROXY BY MAIL

Mark, sign and date your proxy card below, detach it and return it in the postage-paid envelope provided.

TO VOTE YOUR PROXY BY PHONE

1-866-894-0537

Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call. You will be prompted to enter the company number, proxy number and account number. Follow the voting instructions to vote your shares.

Voting by telephone or Internet is quick, easy and immediate. As a Dialysis Corporation of America shareholder, you have the option of voting your shares electronically through the internet or on the telephone, eliminating the need to return the proxy card. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card. Votes submitted electronically over the internet or by telephone must be received by 11:59 p.m., local time, on June 7, 2006, the day before the meeting date. If you are outside of the continental United States, you may only vote by the internet or by mail.

PLEASE DO NOT RETURN THE BELOW CARD IF YOU VOTE ELECTRONICALLY OR BY PHONE.

▼ FOLD AND DETACH HERE AND READ THE REVERSE SIDE ▼

PROXY BY MAIL

Please mark your votes like this **X**

1. Election of Five Directors:
Nominees for directors:
01.THOMAS K. LANGBEIN,
02. STEPHEN W. EVERETT,
03. ROBERT W. TRAUSE,
04. ALEXANDER BIENENSTOCK
05. PETER D. FISCHBEIN

FOR all director nominees listed	WITHHOLD AUTHORITY to vote for all director nominees listed.
☐	☐

(Instruction: To withhold authority to vote for any individual nominee, write that nominee(s) name in the space provided below.)

____

2. Amending Dialysis Corporation of America's 1999 Stock Option Plan to provide for the granting of stock awards.

FOR	AGAINST	ABSTAIN
☐	☐	☐

FOR	AGAINST	ABSTAIN
☐	☐	☐

4. In their discretion such other business as may properly come before the meeting and any adjournment thereof.

For better communications with shareholders, we would appreciate your electronic mail (e-mail) address: ____________ ______________________. Your e-mail address will not be provided to any other person except for our company communications with you. We hope you will take advantage of this more efficient means of communication with our company.

IF YOU WISH TO VOTE ELECTRONICALLY PLEASE READ THE INSTRUCTIONS ABOVE.

COMPANY ID:

PROXY NUMBER:

ACCOUNT NUMBER:

Signature(s) ______________________________ **Signature(s)** ______________________________ **Date** ______________, 2006

Signatures(s) should be exactly as your name(s) appears on this proxy. If signing as executor, administrator, trustee, guardian or attorney, please give full title when signing. If stock is registered in the names of joint owners, the proxy should be signed by each. If the stockholder is a corporation, sign full corporate name by a duly authorized officer.

▼ FOLD AND DETACH HERE AND READ THE REVERSE SIDE ▼

PROXY

DIALYSIS CORPORATION OF AMERICA

The Board of Directors Solicits This Proxy

The undersigned appoints Thomas K. Langbein or Stephen W. Everett, with power of substitution in each, proxies to vote all the shares of DIALYSIS CORPORATION OF AMERICA which the undersigned may be entitled to vote as a stockholder of record on April 21, 2006, at the annual meeting of shareholders to be held at the company's offices at 777 Terrace Avenue, 5th Floor, Hasbrouck Heights, New Jersey on Thursday, June 8, 2006, at 10:00 a.m. local time, and any adjournment thereof.

When properly executed and returned in a timely manner, this proxy will be voted at the annual meeting and any adjournment thereof in the manner directed herein. If you do not specify otherwise for each proposal, the proxy will be voted as recommended by the board of directors. The board of directors recommends a vote FOR each of the proposals listed on the reverse side.

THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT FURNISHED HEREIN. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED.

(Continued, and to be marked, dated and signed, on the reverse side)